[PHOTO]                                 SMITH BARNEY CONCERT
                                        ALLOCATION SERIES INC.





                                        -    SELECT HIGH GROWTH PORTFOLIO

[PHOTO]                                 -    SELECT GROWTH PORTFOLIO

                                        -    SELECT BALANCED PORTFOLIO

                                        -    SELECT CONSERVATIVE PORTFOLIO

                                        -    SELECT INCOME PORTFOLIO






[PHOTO]                                 ANNUAL REPORT
                                        JANUARY 31, 1998



                                        INVESTMENT STRATEGIES FOR YOUR LIFE



                                        [LOGO]    SMITH BARNEY MUTUAL FUNDS
                                                  INVESTING FOR YOUR FUTURE.
                                                  EVERYDAY.-SM-

TABLE OF CONTENTS

Letter to Shareholders....................................................    1

The Concert Allocation Series Portfolios

    The Select High Growth Portfolio......................................    6

    The Select Growth Portfolio...........................................    8

    The Select Balanced Portfolio.........................................   10

    The Select Conservative Portfolio.....................................   12

    The Select Income Portfolio...........................................   14

Schedules of Investments..................................................   16

Statements of Assets and Liabilities......................................   21

Statements of Operations..................................................   22

Statements of Changes in Net Assets.......................................   23

Notes to Financial Statements.............................................   24

Financial Highlights......................................................   26

Independent Auditors' Report..............................................   27

Directors and Officers....................................................   28

Dear Shareholder:

           [PHOTO]

Heath B. McLendon
CHAIRMAN
THE CONCERT ALLOCATION SERIES

           [PHOTO]
Thomas B. Stiles II
VICE PRESIDENT AND INVESTMENT OFFICER
THE CONCERT ALLOCATION SERIES

We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. ("Concert Allocation Series") Select Portfolios for the period ended January 31, 1998. The Concert Allocation Series Select Portfolios ("Portfolios") covered in this report for the most part delivered competitive returns during the reporting period. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages.

THE PERFORMANCE OF THE CONCERT ALLOCATION SERIES
SELECT PORTFOLIOS*

TOTAL RETURNS FOR THE PERIOD FROM
FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998

PORTFOLIO             TOTAL RETURN
--------------------  -------------
Select High Growth          10.60%
Select Growth               12.80
Select Balanced             12.80
Select Conservative         13.00
Select Income               12.90

* THE PERFORMANCE FIGURES SHOWN ABOVE REPRESENT PAST PERFORMANCE WHICH IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NIRVANA'S ORIGINS HARDLY SEEM ASIAN...
In our last letter to you six months ago, we wrote of "an economy that has been described as somewhere between perfection and nirvana." Growth was strong, inflation low and all markets were headed upward.

It's interesting to note that "nirvana" is a word with Sanskrit roots, and Sanskrit is an ancient language of India. But despite its roots on the subcontinent, and the subcontinent's geographical location in Asia, we maintain that nirvana is not an Asian word. No, we are not talking linguistics--we are talking economics. The interruption of our economic nirvana emanated from Asia. It was turmoil in the nations of Southeast Asia, particularly Thailand, Indonesia and Korea that interrupted our perfect prospects. Although the economic reverberations are still unfolding, market impacts were immediate: bonds rallied, while stocks lagged.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 IT'S TIME AND NOT
       TIMING
 GROWTH OF $10,000
  INVESTED IN THE
 STANDARD & POOR'S
500 COMPOSITE STOCK
   INDEX, SALOMON
   BROTHERS WORLD
  GOVERNMENT BOND
       INDEX,
       LEHMAN
GOVERNMENT/CORPORATE
  BOND INDEX, AND
   MORGAN STANLEY
      CAPITAL
 INTERNATIONAL EAFE
       INDEX
(JANUARY 31, 1988 --
 JANUARY 31, 1998)
    (UNAUDITED)
                                                  SALOMON BROTHERS             LEHMAN
                                                  WORLD GOVERNMENT      GOVERNMENT/CORPORATE
                           S&P 500 INDEX             BOND INDEX              BOND INDEX           MSCI EAFE INDEX
Jan-88                               $10,000                 $10,000                 $10,000                 $10,000
Jan-89                                12,004                  10,647                  10,540                  12,855
Jan-90                                13,736                  11,289                  11,719                  13,476
Jan-91                                14,886                  12,343                  13,011                  11,099
Jan-92                                18,258                  13,721                  14,719                  11,171
Jan-93                                20,186                  15,083                  16,424                  10,061
Jan-94                                22,779                  16,703                  18,115                  14,506
Jan-95                                22,898                  16,291                  17,552                  13,898
Jan-96                                31,741                  19,151                  20,662                  16,189
Jan-97                                40,098                  20,798                  21,156                  16,548
Jan-98                                50,886                  23,307                  23,171                  18,277

THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX ("S&P 500") IS A CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

NIRVANA, PLEASE MEET POLLYANNA AND CASSANDRA
All of the reported economic numbers for the U.S. still look outstanding. Inflation for calendar year 1997 was only at a 1.7% annual rate as measured by the Consumer Price Index ("CPI"). (The CPI measures prices that consumers must pay for goods and services.) Meanwhile, real economic growth was 3.8%. We have continued to enjoy a nirvana-like economy, but forecasters are split as to whether past will be prologue. Most agree that the Asian "contagion" will slow growth worldwide; the question is to what degree. The Pollyannas argue such a slowdown will prolong the low inflation for the U.S. economy, the Cassandras believe that Asian economies will collapse and damage U.S. corporate profitability.

Domestic markets have, until recently, behaved as if the Cassandras were right. During the second half of 1997, stock markets were flat while bond prices rose as a result of declining interest rates. This divergence, bonds rising while stocks mark time, has not been typical market behavior over the last several years. The more usual pattern has been bond and stock markets moving in tandem: if bonds move up, then stocks follow. But the divergence in the latter part of 1997 was likely an indication that many investors feared an Asian-induced economic slowdown.

Bonds reacted positively to this potential economic slowing. A slowing economy would mean lower inflation, allowing interest rates to ease further. A slower-than-expected economy is an unmitigated blessing for a bond investor.

For a stock investor, however, the picture is mixed. The lower inflation that often accompanies a slowing economy is a positive for stock valuations. Investors will pay more for a given stream of earnings or dividends when inflation is low, boosting stock prices. Offsetting this boost, however, are fears about what that stream of earnings will actually be. A slowing economy also puts corporate profitability at risk. So last year these two divergent forces--higher valuations, but on a less certain earnings base-- offset each other, leading to flat stock market performance.

As we write this letter, however, Pollyanna has reappeared and markets are shifting once again. Stocks perked up in the beginning of 1998, as earnings reports appeared more robust than analysts had thought likely. Domestic companies have managed their Asian exposures in such a way that the earnings impact has been far less than most investors like. But then again, it would not be surprising to see the cycle repeat, as Asian economic difficulties or fears of an Iraqi military conflict re-emerge.

AND THE WINNER IS...
Looking ahead is never easy. It is always much easier to say with precision what has happened in the past than to even approximate what the future holds. But the task today seems particularly daunting. There are the Asian and Mideast problems referred to above, as well as markets that cannot decide whether it is Pollyanna or Cassandra that has the better advice.

Nonetheless, it seems to us that inflation still looks terrific, that is, there is none to be found! We are now in the seventh year of an economic recovery and inflation is still extremely low. As noted previously, the CPI shows inflation up just 1.7%. Wholesale prices are actually down, as the Producer Price Index measured -0.7% for 1997. This past summer there were some fears that domestic employment growth would trigger inflation pressures. But this fear dissipated with the Asian economic turmoil. It seems clear that the Asian slowdown, if nothing else, has dampened worldwide growth and demand. Commodity prices provide striking evidence, for they all are pointed in one direction--down. It's hard to imagine how prices can re-accelerate over the next six to twelve months, so inflation should remain low, and provide support to bond prices and stock valuations.

The economic growth picture is more mixed. We believe that the economic turmoil in Asia may indeed slow growth more dramatically for domestic companies than recent earnings reports, or stock market increases, may suggest. The used-to-be-called "tiger" economies of Southeast Asia were the world's fastest-growing countries over the past few years. Many Southeast Asian economies had growth rates three times faster than the developed countries. So it seems to us that the deceleration, or even cessation of growth in the ex-tigers will have more meaningful effects than we have seen so far. Companies may not be able to continue to manage their profitability as successfully as they have over the last few months. Does this mean that we believe the stock market is headed for a big decline? No. But it does mean that stock prices will probably be more volatile as the market sorts through the various earnings impacts of a possible worldwide slowdown. So, ultimately, while we think that while Pollyanna will prevail, we also believe Cassandra is due for a few more appearances.

INTERNATIONAL STOCK MARKETS:
International markets experienced diametrically opposite performances in the first and second halves of the year ended January 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market and economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.

As noted, the Asian currency and economic collapse have far-reaching and as yet not fully understood implications for global capital markets. Rescue efforts have centered on stability and stemming further precipitous declines in currencies as well as consumer and business confidence. The strength of the U.S. dollar and bond market at the end of 1997, to some degree, reflected growing investor preference for liquidity, stability and strength during a period of global economic uncertainty.

European and U.S. companies will not escape untouched as exports to Asia decline and Asian produced goods become even more competitive in domestic markets. Nevertheless, we remain very positive overall on European investments for several reasons, including:

    - The push for the European Monetary Union ("EMU") has created favorable macroeconomic conditions the likes of which have not been seen for two decades. Interest rates and inflation are subdued and likely to remain so and should heighten demand for stocks from both individuals and institutions.

    - Corporations in Europe are restructuring, boosting investor returns and, for the first time, aligning management interests with external shareholder interests through stock incentives.

    - The recovery of the U.S. currency against its major trading partners of the past 30 months has improved export competitiveness for major European and Asian exporters and led to an upturn in the consolidated European economy.

    - Many industries, such as financial services and pharmaceuticals, have improved their economies of scale and eliminated inefficient local and regional goods and service providers. At the same time, innovative mid-sized companies are finding access to capital and finding an open door to technologies and processes that lower costs for businesses and consumers.

GLOBAL BOND MARKETS:
Moderate U.S. economic growth, combined with historically low inflation and the ongoing financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for U.S. interest rates to fall lower. With respect to the high-yield bond market, we believe the uncertainties that exist in the world's stock markets will tend to favor the higher-quality high-yield bonds over the lower-quality bonds, which are usually more vulnerable in the event of a market downturn. In the global government bond arena, the onset of the EMU should continue to exert a positive influence on European bond markets. The integration of Europe's key economies should help keep interest rates low and encourage greater fiscal restraint from the member governments.

Thank you for investing with us. We look forward to helping you reach your financial goals through all types of market conditions.

Sincerely,

/s/ Heath B. McLendon              /s/ Thomas B. Stiles II
Heath B. McLendon                  Thomas B. Stiles II
CHAIRMAN                           VICE PRESIDENT AND INVESTMENT
                                   OFFICER

FEBRUARY 26, 1998

A FEW WORDS ABOUT RECENT CHANGES TO THE MIX OF UNDERLYING FUNDS
Since the Smith Barney Concert Allocation Series Select Portfolios were introduced in February 1997, one of our goals in developing the Portfolios was to minimize risk for investors through diversification by participating in a wide range of asset classes. Yet the asset mix within the five Concert Allocation Series Select Portfolios is STRATEGIC, not tactical and designed for a long-term investment horizon.

Some changes have been made recently with respect to the underlying funds that make up the Concert Allocation Series Portfolios. The reason? We wanted to take advantage of other Smith Barney Mutual Funds such as the Smith Barney Large Capitalization Growth Fund, the Smith Barney Small Cap Blend Fund, Inc. (formerly known as the Disciplined Small Cap Fund, Inc.) and the Concert Peachtree Growth Fund (formerly known as the Smith Barney Growth Opportunity
Fund). For additional information about the actual breakdown of the underlying funds within each Concert Allocation Series Portfolio as of January 31, 1998, please refer to the schedules of investments showing the underlying funds that begin on page 16.

THE SELECT HIGH GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
10%                                      90%

THE SELECT HIGH GROWTH PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING A HIGH PERCENTAGE OF ITS ASSETS IN AGGRESSIVE EQUITY FUNDS.
 .................................................................

THE SELECT HIGH GROWTH PORTFOLIO
The Select High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series, the Select High Growth Portfolio invests a large portion of its assets in aggressive equity mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.
INDEX COMPARISON*

S&P 500                                             26.90%
RUSSELL 2000                                        18.07%
MSCI EAFE                                           10.29%
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                  15.75%

*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1998.
 .................................................................
PORTFOLIO UPDATE
1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.
Yet behind the good news, stock market volatility also increased markedly during the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)
International markets experienced diametrically opposite performances in the first and second halves of the year ended January 31, 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market and economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.
Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.
The Concert Allocation Series Select High Growth Portfolio generated a total return of 10.60% for the period ended January 31, 1998. The chart that appears on page 7 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Select Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT HIGH GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT HIGH GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
 ...............................................................................
FEBRUARY 5, 1997 - JANUARY 31, 1998 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 STANDARD & POOR'S
                            SELECT HIGH                 500                   RUSSELL                   MSCI
                                                  COMPOSITE STOCK
                          GROWTH PORTFOLIO             INDEX                 2000 INDEX              EAFE INDEX
       2/5/97                 $10,000                 $10,000                 $10,000                 $10,000
        2/97                   $9,870                 $10,079                  $9,758                 $10,164
3/97                                  $9,610                  $9,666                  $9,297                 $10,201
4/97                                  $9,650                 $10,242                  $9,323                 $10,255
5/97                                 $10,350                 $10,868                 $10,360                 $10,922
6/97                                 $10,620                 $11,351                 $10,805                 $11,524
7/97                                 $11,250                 $12,254                 $11,307                 $11,711
8/97                                 $11,030                 $11,567                 $11,566                 $10,836
9/97                                 $11,640                 $12,200                 $12,413                 $11,443
10/97                                $10,970                 $11,793                 $11,868                 $10,563
11/97                                $10,930                 $12,339                 $11,791                 $10,455
12/97                                $11,010                 $12,551                 $11,997                 $10,546
1/31/98                              $11,060                 $12,689                 $11,807                 $11,028

                      SALOMON SMITH BARNEY
                           HIGH YIELD

                          MARKET INDEX
       2/5/97               $10,000
        2/97                $10,170
3/97                               $10,065
4/97                               $10,137
5/97                               $10,341
6/97                               $10,516
7/97                               $10,757
8/97                               $10,784
9/97                               $10,973
10/97                              $11,060
11/97                              $11,117
12/97                              $11,234
1/31/98                            $11,487

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1998. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. THE PERFORMANCE OF THE PORTFOLIO'S OTHER CLASSES MAY BE GREATER OR LESS THAN THE SHARES' PERFORMANCE INDICATED ON THIS CHART, DEPENDING ON WHETHER GREATER OR LESSER SALES CHARGES AND FEES WERE INCURRED BY SHAREHOLDERS INVESTING IN THE OTHER CLASSES.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE--SELECT HIGH GROWTH PORTFOLIO+
 ...............................................................................

                                                    NET ASSET VALUE
                                         -------------------------------------   INCOME    CAPITAL GAIN    AVERAGE ANNUAL
             PERIOD ENDED                BEGINNING OF PERIOD    END OF PERIOD    DIVIDED   DISTRIBUTION     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
2/5/97*-1/31/98                                 $10.00              $11.06        $0.00        $0.00            10.60%++
-------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT HIGH GROWTH PORTFOLIOS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
30%                                      70%

THE SELECT GROWTH PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN FUNDS CONTAINING THE ISSUES OF MORE ESTABLISHED COMPANIES.
 .................................................................

THE SELECT GROWTH PORTFOLIO
The Select Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series, the Select Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds, to provide growth. The Portfolio's equity allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Select Growth Portfolio is also allocated to bonds, to help reduce volatility.
INDEX COMPARISON*

S&P 500                                             26.90%
RUSSELL 2000                                        18.07%
MSCI EAFE                                           10.29%
LEHMAN GOVERNMENT/CORPORATE BOND                    11.17%

*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1998.
 .................................................................
PORTFOLIO UPDATE
1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.
Yet behind the good news, stock market volatility also increased markedly during the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)
International markets experienced diametrically opposite performances in the first and second halves of the year ended January 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market and economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.
Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.
During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)
The Concert Allocation Series Select Growth Portfolio generated a total return of 12.80% for the period ended January 31, 1998. The chart that appears on page 9 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Select Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX
 ...............................................................................
FEBRUARY 5, 1997 - JANUARY 31, 1998 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 STANDARD & POOR'S
                           SELECT GROWTH                500
                                                  COMPOSITE STOCK
                             PORTFOLIO                 INDEX             RUSSELL 2000 INDEX       MSCI EAFE INDEX
       2/5/97                 $10,000                 $10,000                 $10,000                 $10,000
        2/97                   9,990                   10,079                  9,758                   10,164
3/97                                   9,700                   9,666                   9,297                  10,201
4/97                                   9,820                  10,242                   9,323                  10,255
5/97                                  10,330                  10,868                  10,360                  10,922
6/97                                  10,590                  11,351                  10,805                  11,524
7/97                                  11,170                  12,254                  11,307                  11,711
8/97                                  10,920                  11,567                  11,566                  10,836
9/97                                  11,410                  12,200                  12,413                  11,443
10/97                                 11,000                  11,793                  11,868                  10,563
11/97                                 11,060                  12,339                  11,791                  10,455
12/97                                 11,190                  12,551                  11,997                  10,546
1/31/98                               11,280                  12,689                  11,807                  11,028


                       LEHMAN GOVERNMENT/

                      CORPORATE BOND INDEX
       2/5/97               $10,000
        2/97                 10,021
3/97                                 9,902
4/97                                10,046
5/97                                10,140
6/97                                10,261
7/97                                10,575
8/97                                10,457
9/97                                10,621
10/97                               10,791
11/97                               10,848
12/97                               10,962
1/31/98                             11,117

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1998. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. THE PERFORMANCE OF THE PORTFOLIO'S OTHER CLASSES MAY BE GREATER OR LESS THAN THE PERFORMANCE INDICATED ON THIS CHART, DEPENDING ON WHETHER GREATER OR LESSER SALES CHARGES AND FEES WERE INCURRED BY SHAREHOLDERS INVESTING IN THE OTHER CLASSES.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE--SELECT GROWTH PORTFOLIO+
 ...............................................................................

                                                    NET ASSET VALUE
                                         -------------------------------------   INCOME    CAPITAL GAIN    AVERAGE ANNUAL
             PERIOD ENDED                BEGINNING OF PERIOD    END OF PERIOD    DIVIDED   DISTRIBUTION     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
2/5/97*-1/31/98                                 $10.00              $11.28        $0.00        $0.00            12.80%++
-------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT GROWTH PORTFOLIOS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT BALANCED PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
50%                                      50%

THE SELECT BALANCED PORTFOLIO SEEKS A BALANCE OF CAPITAL GROWTH AND INCOME BY PLACING EQUAL EMPHASIS ON FUNDS INVESTING IN STOCKS AND BONDS.
 .................................................................

THE SELECT BALANCED PORTFOLIO
The Select Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Select Balanced Portfolio, as its name states, divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed-income portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

INDEX COMPARISON*

S&P 500                                             26.90%
LEHMAN GOVERNMENT/CORPORATE BOND                    11.17%
SALOMON SMITH BARNEY
 ONE-YEAR TREASURY BILL                              6.82%
SALOMON SMITH BARNEY
 WORLD GOVERNMENT BOND                              12.06%

*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1998.
 .................................................................
PORTFOLIO UPDATE
1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.

Yet behind the good news, stock market volatility also increased markedly during the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)

Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.

In contrast, the uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Concert Allocation Series Select Balanced Portfolio generated a total return of 12.80% for the period ended January 31, 1998. The chart that appears on page 11 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT BALANCED PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT BALANCED PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX AND SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX
 ...............................................................................
FEBRUARY 5, 1997 - JANUARY 31, 1998 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 STANDARD & POOR'S             LEHMAN
                          SELECT BALANCED               500             GOVERNMENT/CORPORATE    SALOMON SMITH BARNEY
                                                  COMPOSITE STOCK                                ONE-YEAR TREASURY
                             PORTFOLIO                 INDEX                 BOND INDEX              BILL INDEX
2/05/97                              $10,000                 $10,000                 $10,000                 $10,000
2/97                                 $10,040                 $10,079                 $10,021                 $10,036
3/97                                  $9,920                  $9,666                  $9,902                 $10,063
4/97                                 $10,080                 $10,242                 $10,046                 $10,124
5/97                                 $10,390                 $10,868                 $10,140                 $10,188
6/97                                 $10,650                 $11,351                 $10,261                 $10,248
7/97                                 $11,050                 $12,254                 $10,575                 $10,322
8/97                                 $10,750                 $11,567                 $10,457                 $10,358
9/97                                 $11,130                 $12,200                 $10,621                 $10,414
10/97                                $10,960                 $11,793                 $10,791                 $10,473
11/97                                $11,080                 $12,339                 $10,848                 $10,508
12/97                                $11,200                 $12,551                 $10,962                 $10,558
1/31/98                              $11,280                 $12,689                 $11,117                 $10,627


                      SALOMON SMITH BARNEY
                        WORLD GOVERNMENT
                           BOND INDEX
2/05/97                            $10,000
2/97                               $10,044
3/97                                $9,986
4/97                               $10,096
5/97                               $10,157
6/97                               $10,309
7/97                               $10,512
8/97                               $10,488
9/97                               $10,658
10/97                              $10,770
11/97                              $10,838
12/97                              $10,964
1/31/98                            $11,111

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1998. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. THE PERFORMANCE OF THE PORTFOLIO'S OTHER CLASSES MAY BE GREATER OR LESS THAN THE PERFORMANCE INDICATED ON THIS CHART, DEPENDING ON WHETHER GREATER OR LESSER SALES CHARGES OR FEES WERE INCURRED BY SHAREHOLDERS INVESTING IN THE OTHER CLASSES.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE--SELECT BALANCED PORTFOLIO+
 ...............................................................................

                                                    NET ASSET VALUE
                                         -------------------------------------   INCOME    CAPITAL GAIN    AVERAGE ANNUAL
             PERIOD ENDED                BEGINNING OF PERIOD    END OF PERIOD    DIVIDED   DISTRIBUTION     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
2/5/97*-1/31/98                                 $10.00              $11.28        $0.00        $0.00            12.80%++
-------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT BALANCED PORTFOLIOS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT CONSERVATIVE PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(S)
   STOCK FUNDS              BOND FUNDS
        30%                     70%

THE SELECT CONSERVATIVE PORTFOLIO SEEKS INCOME AND, SECONDARILY, LONG-TERM GROWTH OF CAPITAL BY INVESTING THE MAJORITY OF ITS ASSETS IN FUNDS THAT INVEST IN BONDS.
 .................................................................

THE SELECT CONSERVATIVE PORTFOLIO
The Select Conservative Portfolio primarily seeks income and secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series, the Select Conservative Portfolio consists primarily of taxable fixed income funds, with a significant portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             26.90%
LEHMAN GOVERNMENT/CORPORATE BOND                    11.17%
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                  15.75%
SALOMON SMITH BARNEY
 ONE-YEAR TREASURY BILL                              6.82%

*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1998.
 .................................................................
PORTFOLIO UPDATE
During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

The uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Concert Allocation Series Select Conservative Portfolio generated a total return of 13.00% for the period ended January 31, 1998. The chart that appears on page 13 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Select Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT CONSERVATIVE PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT CONSERVATIVE PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................
FEBRUARY 5, 1997 - JANUARY 31, 1998 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 STANDARD & POOR'S                              SALOMON SMITH BARNEY
                               SELECT                   500              LEHMAN GOVERNMENT/             HIGH
                            CONSERVATIVE          COMPOSITE STOCK
                             PORTFOLIO                 INDEX            CORPORATE BOND INDEX     YIELD MARKET INDEX
2/05/97                              $10,000                 $10,000                 $10,000                 $10,000
2/97                                  10,070                  10,079                  10,021                  10,170
3/97                                   9,980                   9,666                   9,902                  10,065
4/97                                  10,100                  10,242                  10,046                  10,137
5/97                                  10,350                  10,868                  10,140                  10,341
6/97                                  10,580                  11,351                  10,261                  10,516
7/97                                  10,930                  12,254                  10,575                  10,757
8/97                                  10,730                  11,567                  10,457                  10,784
9/97                                  11,030                  12,200                  10,621                  10,973
10/97                                 10,980                  11,793                  10,791                  11,060
11/97                                 11,080                  12,339                  10,848                  11,117
12/97                                 11,210                  12,551                  10,962                  11,234
1/31/98                               11,300                  12,689                  11,117                  11,487

                      SALOMON SMITH BARNEY
                            ONE-YEAR

                      TREASURY BILL INDEX
2/05/97                            $10,000
2/97                                10,036
3/97                                10,063
4/97                                10,124
5/97                                10,188
6/97                                10,248
7/97                                10,322
8/97                                10,358
9/97                                10,414
10/97                               10,473
11/97                               10,508
12/97                               10,558
1/31/98                             10,627

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1998. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. THE PERFORMANCE OF THE PORTFOLIO'S OTHER CLASSES MAY BE GREATER OR LESS THAN THE PERFORMANCE INDICATED ON THIS CHART, DEPENDING ON WHETHER GREATER OR LESSER SALES CHARGES AND FEES WERE INCURRED BY SHAREHOLDERS INVESTING IN THE OTHER CLASSES.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE--SELECT CONSERVATIVE PORTFOLIO+
 ...............................................................................

                                                    NET ASSET VALUE
                                         -------------------------------------   INCOME    CAPITAL GAIN    AVERAGE ANNUAL
             PERIOD ENDED                BEGINNING OF PERIOD    END OF PERIOD    DIVIDED   DISTRIBUTION     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
2/5/97*-1/31/98                                 $10.00              $11.30        $0.00        $0.00            13.00%++
-------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT CONSERVATIVE PORTFOLIOS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT INCOME PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
90%                                      10%

THE SELECT INCOME PORTFOLIO SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN BOND FUNDS.
 .................................................................

THE SELECT INCOME PORTFOLIO
The Select Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series, the Select Income Portfolio allocates most of its assets in taxable fixed-income funds designed to generate a high level of income consistent with safety and relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             26.90%
LEHMAN GOVERNMENT/CORPORATE BOND                    11.17%
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                  15.75%
SALOMON SMITH BARNEY
 ONE-YEAR TREASURY BILL                              6.82%

*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1998.
 .................................................................
PORTFOLIO UPDATE
During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

The uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Concert Allocation Series Select Income Portfolio generated a total return of 12.90% for the period ended January 31, 1998. The chart that appears on page 15 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT INCOME PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT INCOME PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................
FEBRUARY 5, 1997 - JANUARY 31, 1998 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 STANDARD & POOR'S             LEHMAN
                               SELECT                   500             GOVERNMENT/CORPORATE    SALOMON SMITH BARNEY
                                                  COMPOSITE STOCK                                HIGH YIELD MARKET
                          INCOME PORTFOLIO             INDEX                 BOND INDEX                INDEX
2/05/97                              $10,000                 $10,000                 $10,000                 $10,000
2/97                                 $10,050                 $10,079                 $10,021                 $10,170
3/97                                  $9,980                  $9,666                  $9,902                 $10,055
4/97                                 $10,120                 $10,242                 $10,046                 $10,137
5/97                                 $10,320                 $10,868                 $10,140                 $10,341
6/97                                 $10,520                 $11,351                 $10,261                 $10,516
7/97                                 $10,850                 $12,254                 $10,575                 $10,757
8/97                                 $10,680                 $11,567                 $10,457                 $10,784
9/97                                 $10,910                 $12,200                 $10,621                 $10,973
10/97                                $10,940                 $11,793                 $10,791                 $11,060
11/97                                $11,040                 $12,339                 $10,848                 $11,117
12/97                                $11,170                 $12,551                 $10,962                 $11,234
1/31/98                              $11,290                 $12,689                 $11,117                 $11,487

                      SALOMON SMITH BARNEY
                            ONE-YEAR

                      TREASURY BILL INDEX
2/05/97                            $10,000
2/97                               $10,036
3/97                               $10,063
4/97                               $10,124
5/97                               $10,188
6/97                               $10,248
7/97                               $10,322
8/97                               $10,358
9/97                               $10,414
10/97                              $10,473
11/97                              $10,508
12/97                              $10,558
1/31/98                            $10,627

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1998. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. THE PERFORMANCE OF THE PORTFOLIO'S OTHER CLASSES MAY BE GREATER OR LESS THAN THE PERFORMANCE INDICATED ON THIS CHART, DEPENDING ON WHETHER GREATER OR LESSER SALES CHARGES AND FEES WERE INCURRED BY SHAREHOLDERS INVESTING IN THE OTHER CLASSES.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE--SELECT INCOME PORTFOLIO+
 ...............................................................................

                                                    NET ASSET VALUE
                                         -------------------------------------   INCOME    CAPITAL GAIN    AVERAGE ANNUAL
             PERIOD ENDED                BEGINNING OF PERIOD    END OF PERIOD    DIVIDED   DISTRIBUTION     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------------------
2/5/97*-1/31/98                                 $10.00              $11.29        $0.00        $0.00            12.90%++
-------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT INCOME PORTFOLIOS' POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT HIGH GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1998
 ...............................................................................

  SHARES                       DESCRIPTION                        VALUE
 -------------------------------------------------------------------------
 UNDERLYING FUNDS--98.4%
   68,016   Smith Barney Aggressive Growth Fund                $ 2,717,247
   84,699   Smith Barney Equity Funds - Smith Barney Growth &
              Income Fund                                        1,332,322
   77,259   Smith Barney Funds, Inc. - Large Cap Value Fund      1,333,501
  199,248   Smith Barney Investment Funds, Inc. - Concert
              Peachtree Growth Fund                              2,685,872
  212,666   Smith Barney Investment Funds, Inc. - Smith
              Barney High Income Fund                            2,532,857
   95,737   Smith Barney Investment Funds, Inc. - Smith
              Barney Managed Growth Fund                         1,346,069
  103,966   Smith Barney Investment Funds, Inc. - Smith
              Barney Special Equities Fund                       2,674,007
  211,636   Smith Barney Investment Trust - Smith Barney
              Large Capitalization Growth Fund                   2,713,174
  300,652   Smith Barney Small Cap Blend Fund, Inc.              4,040,772
  267,593   Smith Barney World Funds - International Equity
              Portfolio                                          5,392,002
 -------------------------------------------------------------------------
            TOTAL UNDERLYING FUNDS (Cost--$26,659,439)          26,767,823
 -------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
 -------------------------------------------------------------------------
 REPURCHASE AGREEMENT--1.6%
 $448,000   Chase Securities Inc., 5.520% due 2/2/98;
            Proceeds at maturity--$448,206;
            (Fully collateralized by U.S. Treasury Notes,
            6.125% due 9/30/00; Market value--$456,961)
            (Cost--$448,000)                                       448,000
 -------------------------------------------------------------------------
            TOTAL INVESTMENTS--100% (Cost--$27,107,439*)       $27,215,823
 -------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1998
 ...............................................................................

  SHARES                            DESCRIPTION                              VALUE
--------------------------------------------------------------------------------------
UNDERLYING FUNDS--97.8%
   115,227  Smith Barney Aggressive Growth Fund                           $  4,603,342
   285,993  Smith Barney Equity Funds - Smith Barney Growth & Income
              Fund                                                           4,498,683
   260,860  Smith Barney Funds, Inc. - Large Cap Value Fund                  4,502,456
   338,791  Smith Barney Investment Funds, Inc. - Concert Peachtree
              Growth Fund                                                    4,566,913
   460,163  Smith Barney Investment Funds, Inc. - Smith Barney
              Government Securities Fund                                     4,523,403
   357,871  Smith Barney Investment Funds, Inc. - Smith Barney High
              Income Fund                                                    4,262,248
   342,479  Smith Barney Investment Funds, Inc. - Smith Barney
              Investment Grade Bond Fund                                     4,565,256
   161,635  Smith Barney Investment Funds, Inc. - Smith Barney Managed
              Growth Fund                                                    2,272,591
    88,283  Smith Barney Investment Funds, Inc. - Smith Barney Special
              Equities Fund                                                  2,270,656
   180,556  Smith Barney Investment Trust - Smith Barney Large
              Capitalization Growth Fund                                     2,314,734
   169,710  Smith Barney Small Cap Blend Fund, Inc.                          2,280,908
   223,910  Smith Barney World Funds - International Equity Portfolio        4,511,795
--------------------------------------------------------------------------------------
            TOTAL UNDERLYING FUNDS (Cost--$44,997,353)                      45,172,985
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                                                                     VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT --2.2%
$1,022,000  Chase Securities Inc., 5.517% due 2/2/98; Proceeds at
            maturity--$1,022,470;
            (Fully collateralized by U.S. Treasury Notes, 6.125% due
            9/30/00; Market value--$1,042,442)
            (Cost--$1,022,000)                                               1,022,000
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS--100% (Cost--$46,019,353*)                  $ 46,194,985
--------------------------------------------------------------------------------------

 *  AGGREGRATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1998
 ...............................................................................

 SHARES                           DESCRIPTION                              VALUE
-----------------------------------------------------------------------------------
UNDERLYING FUNDS--98.3%
 321,148  Smith Barney Appreciation Fund Inc.                           $ 4,508,927
 143,050  Smith Barney Equity Funds - Smith Barney Growth and Income
            Fund                                                          2,250,186
 447,105  Smith Barney Fundamental Value Fund Inc.                        4,573,893
 130,353  Smith Barney Funds, Inc. - Large Cap Value Fund                 2,249,899
 489,311  Smith Barney Funds, Inc. - Short-Term U.S. Treasury
            Securities Fund                                               2,015,963
 263,637  Smith Barney Income Funds - Smith Barney Convertible Fund       4,479,206
 837,895  Smith Barney Income Funds - Smith Barney Diversified
            Strategic Income Fund                                         6,728,301
 202,387  Smith Barney Income Funds - Smith Barney Premium Total
            Return Fund                                                   4,484,906
 229,854  Smith Barney Investment Funds, Inc. - Smith Barney
            Government Securities Fund                                    2,259,466
 348,994  Smith Barney Managed Governments Fund Inc.                      4,505,521
 191,964  Smith Barney World Funds, Inc. - Global Government Bond
            Portfolio                                                     2,245,986
 349,008  Smith Barney World Funds, Inc. - International Balanced
            Portfolio                                                     4,491,736
-----------------------------------------------------------------------------------
          TOTAL UNDERLYING FUNDS (Cost--$45,064,397)                     44,793,990
-----------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                    VALUE
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.7%
$761,000  Chase Securities Inc., 5.517% due 2/2/98; Proceeds at
          maturity--$761,350;
          (Fully collaterlized by U.S. Treasury Notes, 6.125% due
          9/30/00; Market value--$776,222)
          (Cost--$761,000)                                                  761,000
-----------------------------------------------------------------------------------
          TOTAL INVESTMENTS--100% (Cost--$45,825,397*)                  $45,554,990
-----------------------------------------------------------------------------------

 *  AGGREGRATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT CONSERVATIVE PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1998
 ...............................................................................

  SHARES                       DESCRIPTION                        VALUE
 -------------------------------------------------------------------------
 UNDERLYING FUNDS--98.9%
   76,379   Smith Barney Appreciation Fund Inc.                $ 1,072,373
   52,377   Smith Barney Fundamental Value Fund Inc.               535,823
  116,321   Smith Barney Funds, Inc. - Short-Term U.S.
              Treasury Securities Fund                             479,244
   62,117   Smith Barney Income Funds - Smith Barney
              Convertible Fund                                   1,055,369
  262,648   Smith Barney Income Funds - Smith Barney
              Diversified Strategic Income Fund                  2,109,067
   88,480   Smith Barney Income Funds - Smith Barney High
              Income Fund                                        1,053,802
   23,902   Smith Barney Income Funds - Smith Barney Premium
              Total Return Fund                                    529,688
  109,165   Smith Barney Investment Funds, Inc. - Smith
              Barney Government Securities Fund                  1,073,099
  123,898   Smith Barney Managed Governments Fund Inc.           1,599,535
   45,224   Smith Barney World Funds, Inc. - Global
              Government Bond Portfolio                            529,127
   41,317   Smith Barney World Funds, Inc. - International
              Balanced Portfolio                                   531,754
 -------------------------------------------------------------------------
            TOTAL UNDERLYING FUNDS (Cost--$10,595,478)          10,568,881
 -------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
 -------------------------------------------------------------------------
 REPURCHASE AGREEMENT-- 1.1%
 $115,000   Chase Securities Inc., 5.520% due 2/2/98;
            Proceeds at maturity--$115,053;
            (Fully collateralized by U.S. Treasury Notes,
            6.125% due 9/30/00; Market value--$117,300)
            (Cost--$115,000)                                       115,000
 -------------------------------------------------------------------------
            TOTAL INVESTMENTS--100% (Cost--$10,710,478*)       $10,683,881
 -------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1998
 ...............................................................................

 SHARES                           DESCRIPTION                             VALUE
----------------------------------------------------------------------------------
UNDERLYING FUNDS--97.9%
  15,712  Smith Barney Appreciation Fund Inc.                           $  220,601
 100,956  Smith Barney Funds, Inc. - Short-Term U.S. Treasury
            Securities Fund                                                415,943
  12,832  Smith Barney Income Funds - Smith Barney Convertible Fund        218,017
 108,441  Smith Barney Income Funds - Smith Barney Diversified
            Strategic Income Fund                                          870,784
  73,107  Smith Barney Income Funds - Smith Barney High Income Fund        870,715
   9,867  Smith Barney Income Funds - Smith Barney Premium Total
            Return Fund                                                    218,661
  67,082  Smith Barney Investment Funds, Inc. - Smith Barney
            Government Securities Fund                                     659,420
  67,869  Smith Barney Managed Governments Fund Inc.                       876,198
----------------------------------------------------------------------------------
          TOTAL UNDERLYING FUNDS (Cost--$4,318,829)                      4,350,339
----------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                   VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.1%
$ 95,000  Chase Securities Inc., 5.520% due 2/2/98; Proceeds at
          maturity--$95,044;
          (Fully collateralized by U.S. Treasury Notes, 6.125% due
          9/30/00; Market value--$96,900)
          (Cost--$95,000)                                                   95,000
----------------------------------------------------------------------------------
          TOTAL INVESTMENTS--100% (Cost--$4,413,829*)                   $4,445,339
----------------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES                            JANUARY 31, 1998
 ...............................................................................

                                           SELECT       SELECT       SELECT        SELECT         SELECT
                                         HIGH GROWTH    GROWTH      BALANCED    CONSERVATIVE      INCOME
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                  $27,107,439  $46,019,353  $45,825,397   $ 10,710,478   $ 4,413,829
-----------------------------------------------------------------------------------------------------------
   Investments, at value                 $27,215,823  $46,194,985  $45,554,990   $ 10,683,881   $ 4,445,339
   Cash                                          538          510          858            946           611
   Receivable for Fund shares sold            89,430      111,179           --         41,997         1,498
   Receivable from manager                        --           --           --          9,203        16,537
   Dividend and interest receivables              69          157        6,301          1,505         1,278
-----------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                           27,305,860   46,306,831   45,562,149     10,737,532     4,465,263
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased          221,498      293,263      317,797         39,289        24,697
   Payable for Fund shares purchased           1,032           32      139,198            507           311
   Accrued expenses                           12,590       31,987       34,316             --            --
-----------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                         235,120      325,282      491,311         39,796        25,008
-----------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $27,070,740  $45,981,549  $45,070,838   $ 10,697,736   $ 4,440,255
-----------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares           $     2,447  $     4,077  $     3,997   $        947   $       393
   Capital paid in excess of par value    26,637,578   44,410,650   43,218,715     10,263,569     4,235,320
   Undistributed net investment income       259,643      689,661    1,058,984        290,574       124,186
   Accumulated net realized gain on
     security transactions                    62,688      701,529    1,059,549        169,245        48,846
   Net unrealized appreciation
     (depreciation)
     of investments                          108,384      175,632     (270,407)       (26,599)       31,510
-----------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $27,070,740  $45,981,549  $45,070,838   $ 10,697,736   $ 4,440,255
-----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING                         2,447,271    4,077,421    3,997,048        946,622       393,144
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               $11.06       $11.28       $11.28         $11.30        $11.29
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                FOR THE PERIOD ENDED JANUARY 31, 1998(a)
 ...............................................................................

                                             SELECT           SELECT          SELECT          SELECT         SELECT
                                           HIGH GROWTH        GROWTH         BALANCED      CONSERVATIVE      INCOME
                                            PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income distributions from Underlying
      Funds                                  $162,493      $     515,675   $     874,572      $257,527      $ 120,130
   Short-term capital gains from
     Underlying Funds                         111,739            194,877         212,597        38,729          6,748
   Interest                                    22,798             37,436          34,296         8,259          3,174
---------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                    297,030            747,988       1,121,465       304,515        130,052
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Other expenses                              37,387             58,327          62,481        13,941          5,866
---------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                              37,387             58,327          62,481        13,941          5,866
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                         259,643            689,661       1,058,984       290,574        124,186
---------------------------------------------------------------------------------------------------------------------
NET UNREALIZED GAIN (NOTE 3):
   Realized Gain (Loss) From:
       Security transactions                 (556,767)          (429,734)         88,672        53,720         24,934
       Capital gain distributions from
         Underlying Funds                     619,455          1,131,263         970,877       115,525         23,912
---------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN                           62,688            701,529       1,059,549       169,245         48,846
---------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)
   of Investments:
       Beginning of period                         --                 --              --            --             --
       End of period                          108,384            175,632        (270,407)      (26,599)        31,510
---------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED
    APPRECIATION (DEPRECIATION)               108,384            175,632        (270,407)      (26,599)        31,510
---------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                       171,072            877,161         789,142       142,646         80,356
---------------------------------------------------------------------------------------------------------------------
 INCREASE IN NET ASSETS FROM OPERATIONS      $430,715      $   1,566,822   $   1,848,126      $433,220      $ 204,542
---------------------------------------------------------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS     FOR THE PERIOD ENDED JANUARY 31, 1998(a)
 ...............................................................................

                                           SELECT       SELECT       SELECT        SELECT         SELECT
                                         HIGH GROWTH    GROWTH      BALANCED    CONSERVATIVE      INCOME
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                 $   259,643  $   689,661  $ 1,058,984   $    290,574   $   124,186
   Net realized gain                          62,688      701,529    1,059,549        169,245        48,846
   Increase in net unrealized
     appreciation (depreciation)             108,384      175,632     (270,407)       (26,599)       31,510
-----------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    OPERATIONS                               430,715    1,566,822    1,848,126        433,220       204,542
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                          --           --           --             --            --
   Net realized gain                              --           --           --             --            --
-----------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 --           --           --             --            --
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares       27,068,949   44,701,278   43,860,501     10,936,593     4,630,140
   Cost of shares reacquired                (428,924)    (286,551)    (637,789)      (672,077)     (394,427)
-----------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS               26,640,025   44,414,727   43,222,712     10,264,516     4,235,713
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                    27,070,740   45,981,549   45,070,838     10,697,736     4,440,255
NET ASSETS:
   Beginning of period                            --           --           --             --            --
-----------------------------------------------------------------------------------------------------------
   END OF PERIOD*                        $27,070,740  $45,981,549  $45,070,838   $ 10,697,736   $ 4,440,255
-----------------------------------------------------------------------------------------------------------
 *INCLUDES UNDISTRIBUTED NET
   INVESTMENT INCOME OF:                    $259,643     $689,661   $1,058,984       $290,574      $124,186
-----------------------------------------------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
 ...............................................................................

1. SIGNIFICANT ACCOUNTING POLICIES

The Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: High Growth, Growth, Balanced, Conservative, Income and Global Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., or another affiliate of Smith Barney Inc. Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (b) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (c) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (d) dividends and distributions to shareholders are recorded on the ex-dividend date; (e) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (f) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. MANAGEMENT AGREEMENT
Travelers Investment Advisor, Inc. ("TIA"), a subsidiary of Salomon Smith Barney Holdings Inc., acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

All officers and one director of the Fund are employees of Smith Barney Inc.

3. INVESTMENTS
During the period from commencement of operations to January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

PORTFOLIO                                 PURCHASES     SALES
-------------------------------------------------------------------
Select High Growth                       $31,871,803  $4,655,597
Select Growth                             53,991,106   8,562,504
Select Balanced                           48,800,359   3,810,428
Select Conservative                       11,970,919   1,427,335
Select Income                              4,900,781     606,539
-------------------------------------------------------------------

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                         NET UNREALIZED
                                                                          APPRECIATION
PORTFOLIO                                APPRECIATION    DEPRECIATION    (DEPRECIATION)
----------------------------------------------------------------------------------------
Select High Growth                            $408,319     $(299,935)       $ 108,384
Select Growth                                  575,440      (399,808)         175,632
Select Balanced                                481,639      (752,046)        (270,407)
Select Conservative                            111,277      (137,876)         (26,599)
Select Income                                   49,668       (18,158)          31,510
----------------------------------------------------------------------------------------

 ...............................................................................

4. REPURCHASE AGREEMENTS
The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at lease equal to the repurchase price.

5. CAPITAL SHARES
At January 31, 1998, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                 PERIOD ENDED
                                              JANUARY 31, 1998(a)
----------------------------------------------------------------------
SELECT HIGH GROWTH PORTFOLIO
  Shares sold                                         2,486,848
  Shares redeemed                                       (39,577)
----------------------------------------------------------------------
  NET INCREASE                                        2,447,271
----------------------------------------------------------------------
SELECT GROWTH PORTFOLIO
  Shares sold                                         4,103,840
  Shares redeemed                                       (26,419)
----------------------------------------------------------------------
  NET INCREASE                                        4,077,421
----------------------------------------------------------------------
SELECT BALANCED PORTFOLIO
  Shares sold                                         4,056,352
  Shares redeemed                                       (59,304)
----------------------------------------------------------------------
  NET INCREASE                                        3,997,048
----------------------------------------------------------------------
SELECT CONSERVATIVE PORTFOLIO
  Shares sold                                         1,009,487
  Shares redeemed                                       (62,865)
----------------------------------------------------------------------
  NET INCREASE                                          946,622
----------------------------------------------------------------------
SELECT INCOME PORTFOLIO
  Shares sold                                           429,622
  Shares redeemed                                       (36,478)
----------------------------------------------------------------------
  NET INCREASE                                          393,144
----------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

FINANCIAL HIGHLIGHTS
 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                    SELECT             SELECT         SELECT        SELECT            SELECT
                                  HIGH GROWTH          GROWTH        BALANCED    CONSERVATIVE         INCOME
                                   PORTFOLIO         PORTFOLIO       PORTFOLIO     PORTFOLIO        PORTFOLIO
                                    (1)(2)             (1)(2)         (1)(2)        (1)(2)            (1)(2)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $10.00                 $10.00      $10.00          $10.00        $10.00
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income (3)           0.26                   0.44        0.64            0.78          0.80
   Net realized and unrealized
     gain                              0.80                   0.84        0.64            0.52          0.49
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations           1.06                   1.28        1.28            1.30          1.29
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income                 --                     --          --              --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                      --                     --          --              --            --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $11.06                 $11.28      $11.28          $11.30        $11.29
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                        10.60%                 12.80%      12.80%          13.00%        12.90%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (000'S)                            $27,071            $    45,982    $ 45,071      $   10,698        $4,440
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                            0.35%                  0.35%       0.35%           0.35%         0.35%
   Net investment income               2.41                   4.11        5.89            7.24          7.36
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  43%                  % 43          19%            %35            11%
-----------------------------------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(2) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

INDEPENDENT AUDITORS' REPORT
 ...............................................................................

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY CONCERT ALLOCATION SERIES INC.:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth, Select Balanced, Select Conservative, and Select Income Portfolios ("Portfolios") of the Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the period from February 5, 1997 (commencement of operations) to January 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of the Smith Barney Concert Allocation Series Inc. as of January 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the period from February 5, 1997 to January 31, 1998, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

New York, New York
March 17, 1998

DIRECTORS
Walter E. Auch
Martin Brody
Stephen E. Kaufman
Armon E. Kamesar
Heath B. McLendon,
CHAIRMAN
H. John Ellis

OFFICERS
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Thomas B. Stiles II
VICE PRESIDENT AND
INVESTMENT OFFICER

R. Jay Gerken
VICE PRESIDENT AND
INVESTMENT OFFICER

Thomas M. Reynolds
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
Travelers Investment
Adviser, Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER SERVICING
AGENT
First Data Investor
Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

SMITH BARNEY CONCERT
ALLOCATION SERIES INC.
388 Greenwich Street
New York, New York 10013

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF
THE OWNER OF THE SMITH BARNEY CONCERT ALLOCATION SERIES INC.:                       [LOGO]
SELECT HIGH GROWTH, SELECT GROWTH, SELECT BALANCED, SELECT
CONSERVATIVE AND SELECT INCOME PORTFOLIOS. IT IS NOT                     Member NASD, SIPC
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS     -C- 1996 Smith Barney Inc.
ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE                    FD01436 3/98
FUND, WHICH CONTAINS INFORMATION CONCERNING THE FUND'S
INVESTMENT POLICIES, FEES AND EXPENSES, AS WELL AS OTHER
PERTINENT INFORMATION.

[PHOTO]

[PHOTO]

[PHOTO]


SMITH BARNEY CONCERT
ALLOCATION SERIES INC.


- High Growth Portfolio

- Growth Portfolio

- Balanced Portfolio

- Conservative Portfolio

- Income Portfolio


ANNUAL REPORT
January 31, 1998


Investment Strategies for Your Life


[LOGO] Smith Barnet Mutual Funds
       Investing for your future.
       Every day/SM/.

Table of Contents

Letter to Shareholders.........................................................1

The Concert Allocation Series Portfolios

      The High Growth Portfolio...............................................10

      The Growth Portfolio....................................................15

      The Balanced Portfolio..................................................20

      The Conservative Portfolio..............................................25

      The Income Portfolio....................................................30

Schedules of Investments......................................................35

Statements of Assets and Liabilities..........................................40

Statements of Operations......................................................41

Statements of Changes in Net Assets...........................................42

Notes to Financial Statements.................................................44

Financial Highlights..........................................................49

Independent Auditors' Report..................................................54

Tax Information...............................................................55

Directors and Officers........................................................56

Dear Shareholder:



[PHOTO]

Heath B. McLendon
Chairman
The Concert Allocation Series



[PHOTO]

Thomas B. Stiles II
Vice President and
Investment Officer
The Concert Allocation Series

We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. for the year ended January 31, 1998. The Concert Allocation Series Inc. ("Portfolios") covered in this report for the most part delivered competitive returns during the reporting period. In addition, we are proud to announce the introduction of the new Global Portfolio, the sixth and most aggressively managed offering in the Concert Allocation Series Inc. (Commencement of Operations for the Global Portfolio will be March 9, 1998). The performance and current holdings of each Portfolio are discussed in greater detail on the following pages.

As of January 31, 1998, total assets in the Portfolios were approximately $1.7 billion and we are currently helping more than a quarter of a million shareholders pursue their financial goals. Because different markets perform differently at various times, we believe that the Portfolios continue to be an extremely effective way to take advantage of the benefits of broad diversification. By not putting all of their eggs in one basket, investors can help to lower their risk, weather the ups and downs of the market and better position themselves for long-term success.

The Performance of the Portfolios*

Class A shares Total Returns for the Year Ended January 31, 1998

                                With Sales Charge**      Without Sales Charge***
                                -------------------      -----------------------
High Growth Portfolio                  2.86%                        8.25%
Growth Portfolio                       6.22                        11.82
Balanced Portfolio                     6.00                        11.59
Conservative Portfolio                 6.68                        11.70
Income Portfolio                       6.45                        11.44

* Performance numbers for the other classes of shares can be found beginning on page 12.

** These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Portfolio's Class A shares: 5.00% for the High Growth, Growth and Balanced Portfolios and 4.50% for the Conservative and Income Portfolios.

*** These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares.

In addition, both columns of data represent past performance which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       The Benefits of Long-Term Investing

 Growth of $10,000 Invested in the Standard & Poor's 500 Composite Stock Index,
  Salomon Smith Barney World Government Bond Index, Lehman Government/Corporate
         Bond Index and Morgan Stanley Capital International EAFE Index
                      (January 31, 1988 - January 31, 1998)
                                   (unaudited)

                                 [Line Chart]

                   Salomon
                    World                   Lehman
                    Gov't.      MSCI        Gov't/
        S&P 500      Bond       EAFE        Corp.
        Index       Index       Index       Bond Index

1/88    10000       10000       10000       10000
1/89    12004       10647       12855       10540
1/90    13736       11289       13476       11719
1/91    14886       12343       11099       13011
1/92    18258       13721       11171       14719
1/93    20186       15083       10061       16424
1/94    22779       16703       14506       18115
1/95    22898       16291       13898       17552
1/96    31741       19151       16189       20662
1/97    40098       20798       16548       21156
1/98    50886       23564       18277       23520

--------------------------------------------------------------------------------
The Standard & Poor's 500 Composite Stock Index ("S&P 500") is a capitalization-weighted index of 500 widely held common stocks. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

Nirvana's Origins Hardly Seem Asian...

In our last letter to you six months ago, we wrote of "an economy that has been described as somewhere between perfection and nirvana." Growth was strong, inflation low and all markets were headed upward.

It's interesting to note that "nirvana" is a word with Sanskrit roots, and Sanskrit is an ancient language of India. But despite its roots on the subcontinent, and the subcontinent's geographical location in Asia, we maintain that nirvana is not an Asian word. No, we are not talking linguistics -- we are talking economics. The interruption of our economic nirvana emanated from Asia. It was turmoil in the nations of Southeast Asia, particularly Thailand, Indonesia and Korea that interrupted our perfect prospects. Although the economic reverberations are still unfolding, market impacts were immediate: bonds rallied, while stocks lagged.

Nirvana, Please Meet Pollyanna and Cassandra

All of the reported economic numbers for the U.S. still look outstanding. Inflation for calendar year 1997 was only at a 1.7% annual rate as measured by the Consumer Price Index ("CPI"). (The CPI measures prices that consumers must pay for goods and services.) Meanwhile, real economic growth was 3.8%. We have continued to enjoy a nirvana-like economy, but forecasters are split as to whether past will be prologue. Most agree that the Asian "contagion" will slow growth worldwide, the question is to what degree. The Pollyannas argue such a slowdown will prolong the low inflation for the U.S. economy, while the Cassandras believe that Asian economies will collapse and damage U.S. corporate profitability.

Domestic markets have, until recently, behaved as if the Cassandras were right. During the second half of 1997, stock markets were flat while bond prices rose as a result of declining interest rates. This divergence, bonds rising while stocks mark time, has not been typical market behavior over the last several years. The more usual pattern has been bond and stock markets moving in tandem: if bonds move up, then stocks follow. But the divergence in the latter part of 1997 was likely an indication that many investors feared an Asian-induced economic slowdown.

Bonds reacted positively to this potential economic slowing. A slowing economy would mean lower inflation, allowing interest rates to ease further. A slower-than-expected economy is an unmitigated blessing for a bond investor.

For a stock investor, however, the picture is mixed. The lower inflation that often accompanies a slowing economy is a positive for stock valuations. Investors will pay more for a given stream of earnings or dividends when inflation is low, boosting stock prices. Offsetting this boost, however, are fears about what that stream of earnings will actually be. A slowing economy also puts corporate profitability at risk. Over the last months of 1997, these two conflicting forces -- higher valuations, but on a less certain earnings base -- offset each other, leading to flat stock market performance.

As we write this letter, however, Pollyanna has reappeared and markets are shifting once again. Stocks perked up in the beginning of 1998, as earnings reports appeared more robust than analysts had thought likely. Domestic companies have managed their Asian exposures in such a way that the earnings impact has been far less than most investors originally thought. But then again, it would not be surprising to see the cycle repeat, as Asian economic difficulties or fears of an Iraqi military conflict re-emerge.

And the Winner Is...

Looking ahead is never easy. It is always much easier to say with precision what has happened in the past than to even approximate what the future holds. But the task today seems particularly daunting. There are the Asian and Mideast problems referred to above, as well as markets that cannot decide whether it is Pollyanna or Cassandra that has the better advice.

Nonetheless, it seems to us that inflation still looks terrific, that is, there is none to be found! We are now in the seventh year of an economic recovery and inflation is still extremely low. As noted previously, the CPI shows inflation at just 1.7%. Wholesale prices are actually down, as the Producer Price Index measured -0.7% for 1997. This past summer there were some fears that domestic employment growth would trigger inflation pressures. But this fear dissipated with the Asian economic turmoil. It seems clear that the Asian slowdown, if nothing else, has dampened worldwide growth and demand. Commodity prices provide striking evidence, for they all are pointed in one direction -- down. It's hard to imagine how prices can re-accelerate over the next six to twelve months, so inflation should remain low, and provide support to bond prices and stock valuations.

The economic growth picture is more mixed. We believe that the economic turmoil in Asia may indeed slow growth more dramatically for domestic companies than recent earnings reports, or stock market increases, may suggest. The used-to-be-called "tiger" economies of Southeast Asia were the world's fastest-growing countries over the past few years.

Many Southeast Asian economies had growth rates three times faster than the developed countries. It seems to us that the deceleration, or even cessation of growth in the ex-tigers will have more meaningful effects than we have seen so far. Companies may not be able to continue to manage their profitability as successfully as they have over the last few months. Does this mean that we believe the stock market is headed for a big decline? No. But it does mean that stock prices will probably be more volatile as the market sorts through the various earnings impacts of a possible worldwide slowdown. Ultimately, while we think that while Pollyanna will prevail, we also believe Cassandra is due for a few more appearances.

International Stock Markets

International markets experienced diametrically opposite performances in the first and second halves of the year ended January 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market and economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.

As noted, the Asian currency and economic collapse have far-reaching and as yet not fully understood implications for global capital markets. Rescue efforts have centered on stability and stemming further precipitous declines in currencies as well as consumer and business confidence. The strength of the U.S. dollar and bond market at the end of 1997, to some degree, reflected growing investor preference for liquidity, stability and strength during a period of global economic uncertainty.

European and U.S. companies will not escape untouched as exports to Asia decline and Asian produced goods become even more competitive in domestic markets. Nevertheless, we remain very positive overall on European investments for several reasons, including:

o The push for the European Monetary Union ("EMU") has created favorable macroeconomic conditions the likes of which have not been seen for two decades. Interest rates and inflation are subdued and likely to remain so and should heighten demand for stocks from both individuals and institutions.

o Corporations in Europe are restructuring, boosting investor returns and, for the first time, aligning management interests with external shareholder interests through stock incentives.

o The recovery of the U.S. currency against its major trading partners of the past 30 months has improved export competitiveness for major European and Asian exporters and led to an upturn in the consolidated European economy.

o Many industries, such as financial services and pharmaceuticals, have improved their economies of scale and eliminated inefficient local and regional goods and service providers. At the same time, innovative mid-sized companies are finding access to capital and finding an open door to technologies and processes that lower costs for businesses and consumers.

Global Bond Markets

Moderate U.S. economic growth, combined with historically low inflation and the ongoing financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for U.S. interest rates to fall lower. With respect to the high-yield bond market in the U.S., we believe the uncertainties that exists in the world's stock markets will tend to favor the higher-quality high yield bonds over the lower-quality bonds, which are usually more vulnerable in the event of a market downturn. In the global government bond arena, the onset of the EMU should continue to exert a positive influence on European bond markets. The integration of Europe's key economies should help keep interest rates low and encourage greater fiscal restraint from the member governments.

As the Concert Allocation Series Inc. celebrates its second anniversary, we would like to thank you for your support. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon                       /s/ Thomas B. Stiles II

Heath B. McLendon                           Thomas B. Stiles II
Chairman                                    Vice President and
                                            Investment Officer

February 26, 1998

Announcing important changes. . .

--------------------------------------------------------------------------------
         A Few Words About Recent Changes to the Mix of Underlying Funds
--------------------------------------------------------------------------------

Since the Smith Barney Concert Allocation Series Inc. was introduced in February of 1996, one of our goals in developing the Portfolios was to minimize risk for investors through diversification by participating in a wide range of asset classes. Yet the asset mix within the five Portfolios is strategic, not tactical, and designed for a long-term investment horizon.

Some changes have been made recently with respect to the underlying funds that make up the Portfolios. The reason? We wanted to take advantage of other Smith Barney Mutual Funds such as the Smith Barney Large Capitalization Growth Fund, the Smith Barney Small Cap Blend Fund, Inc. (formerly known as the Disciplined Small Cap Fund, Inc.) and the Concert Peachtree Growth Fund (formerly known as the Smith Barney Growth Opportunity Fund). For additional information about the actual breakdown of the underlying funds within each Portfolio as of January 31, 1998, please refer to the pie charts showing the underlying funds that appear after each "Portfolio Update" section.

Funds where the portfolio manager makes the asset allocation decisions and may typically hold meaningful cash positions for defensive purposes, such as the Fundamental Value Fund and Appreciation Fund, have been replaced in the Concert Allocation High Growth and Growth Portfolios by the funds listed on page seven. Yet, the Fundamental Value Fund and Appreciation Fund are being utilized more in the Balanced, Conservative and Income Portfolios.

While some of these new underlying Smith Barney Mutual Funds may be fully invested and utilize different investment management philosophies than were available in the past, we believe these Smith Barney Mutual Funds fit well into the existing Concert Allocation Series framework. We are very excited about the contribution that these Smith Barney Mutual Funds will play in the Concert Allocation Series Portfolios going forward. Our commitment to providing our shareholders with a simple and less administratively burdensome program of broad diversification and competitive performance remains stronger than ever before.

--------------------------------------------------------------------------------
           New Underlying Funds in the Concert Allocation Series Inc.
--------------------------------------------------------------------------------

Smith Barney Large Capitalization Growth Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalization.

Portfolio Manager

Alan Blake currently manages over $5.5 billion in private client and institutional assets. Mr. Blake had developed his large-cap growth style of investing through his 20 years in the industry, 15 years as a money manager. He joined Smith Barney in 1991.

--------------------------------------------------------------------------------

Smith Barney Small Cap Blend Fund, Inc. seeks long-term capital appreciation by investing primarily in common stock of companies with relatively small market capitalization.

Portfolio Manager

Sandip A. Bhagat, CFA is the senior portfolio manager for the Smith Barney Small Cap Blend Fund, Inc. He has extensive portfolio management experience in quantitative investment management involving stocks, asset allocation, currencies and derivatives. Mr. Bhagat received his B.S. in Chemical Engineering from the University of Bombay in 1981 and a M.S. in Chemical Engineering from the University of Connecticut in 1984. He later received a M.B.A. from the University of Connecticut in 1985.

--------------------------------------------------------------------------------

Concert Peachtree Growth Fund seeks capital appreciation through investments in securities believed to have above-average potential for capital appreciation.

Portfolio Manager

Dennis A. Johnson, CFA is President and CIO of Peachtree Asset Manage-ment, a division of Mutual Management Corp., formerly known as Smith Barney Mutual Funds Management Inc. Prior to joining the firm, he was Vice President and portfolio manager of Trusco Capital, and Assistant Director of Research at Capitoline Investment Services, Inc. and a Treasury Analyst at Blue Cross and Blue Shield of Virginia. Mr. Johnson has a B.S. degree in Economics from Virginia Military Institute and a M.S. degree in Finance from Virginia Commonwealth University.

THE GLOBAL PORTFOLIO

--------------------------------------------------------------------------------
Introducing the New Global Portfolio
--------------------------------------------------------------------------------

Today's global stock markets can offer investors unprecedented opportunities for long-term growth. However, the knowledge, experience and hard work required for successful global investing can be challenging even for seasoned investors. That's why we are pleased to announce the introduction of the sixth Portfolio of the Concert Allocation Series Inc. -- The Global Portfolio.

Launched on March 9, 1998, the Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds managed by Smith Barney. The Portfolio is the most aggressively managed one of the Concert Allocation Series and has been designed for investors who are willing to tolerate short-term market fluctuations for potential long-term gains. In addition, please note that investing in international markets involves certain risks including but not limited to illiquid markets and political and economic instability. Before investing overseas, you should understand the risks as well as the opportunities and be prepared for substantial market volatility, especially when investing in emerging markets.

--------------------------------------------------------------------------------
Portfolio's Target Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                       100% Stock Funds

The Global Portfolio seeks capital appreciation by investing 100% of its assets in international and U.S. stock funds.

--------------------------------------------------------------------------------
The Global Portfolio at a Glance
--------------------------------------------------------------------------------

Investment Objective

The Global Portfolio seeks capital appreciation.

Key Smith Barney Funds in the Global Portfolio Include:

Smith Barney World Funds, Inc. -- International Equity Portfolio seeks total return from growth of capital and income by investing in a diversified portfolio of equity securities of established non-U.S. companies.

Portfolio Manager

Jeffrey J. Russell is a Managing Director of Smith Barney and portfolio manager of the Smith Barney International Equity Portfolio. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and a M.B.A. from the University of Pennsylvania's Wharton School of Finance.

Smith Barney Hansberger Global Value Fund seeks long-term capital growth by investing in the stocks of U.S. and foreign companies that are believed to be undervalued by the fund's management team.

Smith Barney Hansberger Global Small Cap Value Fund seeks long-term capital growth by investing in the stocks of U.S. and foreign companies with relatively small market capitalizations that are believed to be undervalued by the fund's management team.

Portfolio Management Team

Thomas Hansberger, CFA, CIC, is Chairman and Chief Executive Officer of Hansberger Global Investors ("HGI"). Before forming HGI, he served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc.

James E. Chaney is Chief Investment Officer of HGI. Prior to joining the firm, he was Executive Vice President for the Templeton organization and a senior member of its Portfolio Management/Strategy Committee.

Lauretta (Retz) Reeves, CFA, serves as Senior Portfolio Manager and Director of Research at HGI. Prior to joining the firm, she was Senior Vice President at Templeton in its research and portfolio management area.

--------------------------------------------------------------------------------

Smith Barney Small Cap Blend Fund, Inc. (Please refer to page seven for Fund objective and portfolio manager biography.)

--------------------------------------------------------------------------------

Smith Barney Large Capitalization Growth Fund (Please refer to page seven for Fund objective and portfolio manager biography.)

--------------------------------------------------------------------------------

The Target Asset Allocation set forth on pages eight and nine represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

THE HIGH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation
--------------------------------------------------------------------------------

                   [The following information was represented
                    as a pie chart in the printed material.]

                                 10% Bond Funds
                                 90% Stock Funds

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

--------------------------------------------------------------------------------

The High Growth Portfolio

The High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series Inc., the High Growth Portfolio invests a large percentage of its assets in aggressive equity mutual funds. This includes mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.

Yet behind the good news, stock market volatility also increased markedly during the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)

International markets experienced diametrically opposite performances in the first and second halves of the year ended January 31, 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market, economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.

Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.

The High Growth Portfolio's Class A shares generated a total return of 8.25% for the year ended January 31, 1998, before the effect of any sales charges is deducted. The chart that appears on page 14 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series High Growth Portfolio Breakdown (as of 1/31/98)

                   [The following information was represented
                    as a pie chart in the printed material.]

                   -----------------------------------------
                                10% Smith Barney
                           Aggressive Growth Fund Inc.
                   -----------------------------------------
                      Top 5 Holdings:
                       Intel Corp.
                       Tyco International Ltd.
                       Quantum Corp. Delaware
                       CBS Corp.
                       Forest Laboratories Inc., Class A Shares
                   -----------------------------------------

                   -----------------------------------------
                                10% Smith Barney
                             Investment Funds Inc. -
                       Smith Barney Special Equities Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Starbucks Corp.
                      WinStar Communications, Inc.
                      Safeskin Corp.
                      Chancellor Media Corp.
                      Univision Communications Inc.
                   -----------------------------------------

                   -----------------------------------------
                       20% Smith Barney World Funds, Inc.
                         International Equity Portfolio
                   -----------------------------------------
                     Top 5 Holdings:
                      Telefonaktiebolaget LM Ericsson
                      Novartis AG
                      Misys PLC
                      Nokia Oyj
                      Bank of Ireland
                   -----------------------------------------

                   -----------------------------------------
                          5% Smith Barney Funds, Inc.-
                              Large Cap Value Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Bristol-Myers Squibb Co.
                      American Home Products Corp.
                      Sprint Corp.
                      Xerox Corp.
                      Unilever NV
                   -----------------------------------------

                   -----------------------------------------
                        10% Smith Barney Investment Funds
                       Inc.- Concert Peachtree Growth Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Tyco International Ltd.
                      Crane Co.
                      Conseco Inc.
                      Compaq Computer Corp.
                      General Electric Co.
                   -----------------------------------------

                   -----------------------------------------
                       10% Smith Barney Investment Trust-
                        Smith Barney Large Capitalization
                                   Growth Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      The Walt Disney Co.
                      The Coca-Cola Co.
                      Wells Fargo & Co.
                      Intel Corp.
                      Texas Instruments Inc.
                   -----------------------------------------

                   -----------------------------------------
                          5% Smith Barney Equity Funds-
                        Smith Barney Growth & Income Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Hewlett-Packard Co.
                      Eli Lilly & Co.
                      The Walt Disney Co.
                      Mercury General Corp.
                      General Electric Co.
                   -----------------------------------------

                   -----------------------------------------
                                15% Smith Barney
                           Small Cap Blend Fund, Inc.
                   -----------------------------------------
                     Top 5 Holdings:
                      Arterial Vascular Engineering, Inc.
                      Century Telephone Enterprises, Inc.
                      Rio Hotel & Casino, Inc.
                      HSN Inc.
                      Watson Pharmaceuticals, Inc.
                   -----------------------------------------

                   -----------------------------------------
                         10% Smith Barney Income Funds-
                          Smith Barney High Income Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Time Warner Inc.
                      Unisys Corp.
                      HMH Properties, Inc.
                      Cablevision Systems Corp.
                      First Nationwide Bank
                   -----------------------------------------

                   -----------------------------------------
                     5% Smith Barney Investment Funds Inc.-
                        Smith Barney Managed Growth Fund
                   -----------------------------------------
                     Top 5 Holdings:
                      Forest Laboratories Inc., Class A Shares
                      Amgen. Inc.
                      Tupperware Corp.
                      United Healthcare Corp.
                      Wellpoint Health Networks Inc.
                   -----------------------------------------

THE HIGH GROWTH PORTFOLIO

Historical Performance--Class A Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.41          $12.97       $0.13       $0.33        8.25%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.41        0.20        0.04       11.04+
=====================================================================================
Total                                                 $0.33       $0.37
=====================================================================================

Historical Performance--Class B Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.41          $12.95       $0.05       $0.33        7.44%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.41        0.07        0.04        9.91+
=====================================================================================
Total                                                 $0.12       $0.37
=====================================================================================

Historical Performance--Class C Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.42          $12.96       $0.05       $0.33         7.44%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.42        0.07        0.04        10.00+
=====================================================================================
Total                                                 $0.12       $0.37
=====================================================================================

Historical Performance--Class Z Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.41          $12.97       $0.17       $0.33        8.58%
-------------------------------------------------------------------------------------
Inception*-1/31/97        12.24           12.41        0.00        0.00        1.39+
=====================================================================================
Total                                                 $0.17       $0.33
=====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             8.25%    7.44%    7.44%    8.58%
--------------------------------------------------------------------------------
Inception*-1/31/98                             9.71     8.73     8.77     9.69
================================================================================

                                                      With Sales Charge(2)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             2.86%    2.44%    6.44%    8.58%
--------------------------------------------------------------------------------
Inception*-1/31/98                             6.91     6.86     8.77     9.69
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                         20.20%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                         18.09
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                         18.18
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                         10.08
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and C shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and C Shares of the High Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1998 (unaudited)

                                 [Line chart]

                                                                 Standard &                                 Salomon
                High Growth     High Growth     High Growth      Poor's 500                                Brothers
                Portfolio -     Portfolio -     Portfolio -      Composite       Russell     MSCI EAFE    High Yield
                  Class A         Class B         Class C       Stock Index     2000 Index     Index     Market Index
2/5/96                 9500           10000           10000           10000         10000       10000          10000
4/96                  10042           10026           10426           10340         11085       10552          10009
7/96                   9142            9083            9466           10175         10084       10119          10208
10/96                  9791            9719           10128           11277         10916       10311          10676
1/97                  10549           10491           10900           12630         11897       10220          11049
4/97                   9996            9998           10398           12935         11092       10480          11201
7/97                  11671           11716           12125           15476         13452       11968          11886
10/97                 11339           11353           11753           14894         14119       10796          12221
1/31/98               11419           11409           11818           16652         13384       12495          12345

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and C shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation
--------------------------------------------------------------------------------

                   [The following information was represented
                    as a pie chart in the printed material.]

                                 30% Bond Funds
                                 70% Stock Funds

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

--------------------------------------------------------------------------------

The Growth Portfolio

The Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series Inc., the Growth Portfolio invests a large percentage of its assets in large-capitalization stock mutual funds, to provide growth. The Portfolio's equity allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Portfolio is also allocated to bonds, to help reduce volatility.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.

Yet behind the good news, stock market volatility also increased markedly the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)

International markets experienced diametrically opposite performances in the first and second halves of the year ended January 31, 1998. International markets achieved solid first half returns on the coattails of the ebullient U.S. capital markets. The second half was marked by repeated crises as the Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies such as Taiwan and Singapore, but also ultimately crushing the Korean economy and its currency. And the effects on Japan, the largest Asian stock market, economy and a major regional lender, were an added negative to an already deteriorating local Japanese outlook.

Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.

During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

The Portfolio's Class A shares generated a total return of 11.82% for the year ended January 31, 1998, before the effect of any sales charges is deducted. The chart that appears on page 19 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Growth Portfolio Breakdown (as of 1/31/98)

                     --------------------------------------
                        10% Smith Barney Investment Funds
                       Inc.-Concert Peachtree Growth Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Tyco International Ltd.
                        Crane Co.
                        Conseco Inc.
                        Compaq Computer Corp.
                        General Electric Co.
                     --------------------------------------

                     --------------------------------------
                          10% Smith Barney Funds, Inc.-
                              Large Cap Value Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Bristol-Myers Squibb Co.
                        American Home Products Corp.
                        Sprint Corp.
                        Xerox Corp.
                        Unilever NV
                     --------------------------------------

                     --------------------------------------
                     5% Smith Barney Investment Funds Inc.-
                        Smith Barney Managed Growth Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Forest Laboratories Inc., Class A Shares
                        Amgen. Inc.
                        Tupperware Corp.
                        United Healthcare Corp.
                        Wellpoint Health Networks Inc.
                     --------------------------------------

                     --------------------------------------
                          10% Smith Barney World Funds,
                      Inc.- International Equity Portfolio
                     --------------------------------------
                       Top 5 Holdings:
                        Telefonaktiebolaget LM Ericsson
                        Novartis AG
                        Misys PLC
                        Nokia Oyj
                        Bank of Ireland
                     --------------------------------------

                     --------------------------------------
                                10% Smith Barney
                           Aggressive Growth Fund Inc.
                     --------------------------------------
                       Top 5 Holdings:
                        Intel Corp.
                        Tyco International Ltd.
                        Quantum Corp. Delaware
                        CBS Corp.
                        Forest Laboratories Inc., Class A Shares
                     --------------------------------------

                     --------------------------------------
                     5% Smith Barney Investment Funds Inc.-
                       Smith Barney Special Equities Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Starbucks Corp.
                        WinStar Communications, Inc.
                        Safeskin Corp.
                        Chancellor Media Corp.
                        Univision Communications Inc.
                     --------------------------------------

                     --------------------------------------
                         10% Smith Barney Equity Funds-
                        Smith Barney Growth & Income Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Hewlett-Packard Co.
                        Eli Lilly &Co.
                        The Walt Disney Co.
                        Mercury General Corp.
                        General Electric Co.
                     --------------------------------------

                     --------------------------------------
                         10% Smith Barney Income Funds-
                          Smith Barney High Income Fund
                     --------------------------------------
                       Top 5 Holdings:
                        Time Warner Inc.
                        Unisys Corp.
                        HMHProperties, Inc.
                        Cablevision Systems Corp.
                        First Nationwide Bank
                     --------------------------------------

                     --------------------------------------
                           10% Smith Barney Investment
                             Funds Inc-Smith Barney
                           Investment Grade Bond Fund
                     --------------------------------------
                       Top 5 Holdings:
                        US Treasury Strip
                        NationsBank
                        The Walt Disney Co.
                        IBM Corp.
                        Amgen Inc.
                     --------------------------------------

                     --------------------------------------
                           5% Smith Barney Investment
                            Trust-Smith Barney Large
                           Capitalization Growth Fund
                     --------------------------------------
                       Top 5 Holdings:
                        The Walt Disney Co.
                        The Coca-Cola Co.
                        Wells Fargo & Co.
                        Intel Corp.
                        Texas Instruments Inc.
                     --------------------------------------

                     --------------------------------------
                           10% Smith Barney Investment
                             Funds Inc.-Smith Barney
                           Government Securities Fund
                     --------------------------------------
                       Sector Breakdown:
                         24.0% U.S. Treasuries
                         44.2% U.S. Government Agencies
                         31.8% Other

                       Credit Quality:
                        100% AAA-Rated

                       Average Maturity:
                        15.1 Years
                     --------------------------------------

                     --------------------------------------
                            5% Smith Barney Small Cap
                                Blend Fund, Inc.
                     --------------------------------------
                       Top 5 Holdings:
                        Arterial Vascular Engineering, Inc.
                        Century Telephone Enterprises, Inc.
                        Rio Hotel & Casino, Inc.
                        HSN Inc.
                        Watson Pharmaceuticals, Inc.
                     --------------------------------------

THE GROWTH PORTFOLIO

Historical Performance--Class A Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.32          $12.99       $0.32       $0.46        11.82%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.32        0.31        0.02        11.08+
=====================================================================================
Total                                                 $0.63       $0.48
=====================================================================================

Historical Performance--Class B Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.33          $13.00       $0.21       $0.46        10.93%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.33        0.22        0.02        10.32+
=====================================================================================
Total                                                 $0.43       $0.48
=====================================================================================

Historical Performance--Class C Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.33          $13.00       $0.21       $0.46        10.92%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.33        0.22        0.02        10.32+
=====================================================================================
Total                                                 $0.43       $0.48
=====================================================================================

Historical Performance--Class Z Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.32          $12.99       $0.35       $0.46        12.08%
-------------------------------------------------------------------------------------
Inception*-1/31/97        12.18           12.32        0.00        0.00         1.15+
=====================================================================================
Total                                                 $0.35       $0.46
=====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             11.82%   10.93%   10.92%   12.08%
--------------------------------------------------------------------------------
Inception*-1/31/98                             11.53    10.70    10.70    12.85
================================================================================

--------------------------------------------------------------------------------
                                                      With Sales Charge(2)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                              6.22%    5.93%    9.92%   12.08%
--------------------------------------------------------------------------------
Inception*-1/31/98                              8.69     8.87    10.70    12.85
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                         24.21%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                         22.38
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                         22.37
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                         13.37
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and C shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and C Shares of the Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Government/Corporate Bond Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1998 (unaudited)

                                 [Line Chart]

                                                                                    Standard
                                                                                    & Poor's
                                                                                      500                              Lehman
                                  Growth            Growth            Growth       Composite   Russell   MSCI        Government/
                             Portfolio-Class   Portfolio-Class   Portfolio-Class     Stock       2000    EAFE        Corporate
                                    A                 B                 C            Index      Index    INDEX        Bond Index
2/5/96                               9500             10000             10000        10000      10000    10000         10000
4/96                                 9775              9772             10172        10340      11085    10552          9639
7/96                                 9258              9225              9613        10175      10084    10119          9473
10/96                                9875              9833             10242        11277      10916    10311          9064
1/97                                10552             10532             10932        12630      11897    10220          9118
4/97                                10270             10310             10740        12935      11092    10400          9160
7/97                                11700             11787             12187        15476      13452    11968          9643
10/97                               11503             11554             11963        14894      14119    10796          9839
1/31/98                             11800             11838             12237        16652      13384    12495          9934

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and C shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a composite index that consists of equity total returns for Europe, Australia and the Far East. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation
--------------------------------------------------------------------------------

                   [The following information was represented
                    as a pie chart in the printed material.]

                                 50% Bond Funds
                                 50% Stock Funds

The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

--------------------------------------------------------------------------------

The Balanced Portfolio

The Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed income portion of the Portfolio is mainly invested in funds that invest in U.S. government and Agency securities, as well as mortgage-backed securities.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

1997 turned out to be another stellar year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. Stable economic growth, robust corporate earnings growth and subdued inflation helped fuel the U.S. stock market's climb. So far in 1998, the bull market in U.S. stocks has continued. Moreover, large-capitalization, blue-chip domestic stocks that dominate the popular market averages did better than most other types of stocks.

Yet behind the good news, stock market volatility also increased markedly the past twelve months. The currency and economic crisis in Southeast Asia that started in the summer negatively affected the U.S. stock market. In the third quarter of 1997, the Dow Jones Industrial Average registered its second-largest point decline and its single largest daily gain within a three week period in the middle of the third quarter. (The Dow Jones Industrial Average, or DJIA, is a price-weighted average of 30 actively traded blue chip stocks of primarily industrial companies.)

Because the ultimate impact of the Asian crisis on U.S. exports and corporate earnings is still unknown, the rest of 1998 promises to be a year of greater uncertainty and higher market volatility. As noted in this report's letter to shareholders, we believe that the problems of Asia may slow growth more dramatically than recent earnings reports, or stock market increases, may suggest. The profit growth of many companies has been cast into doubt. With current valuations in the stock market at fairly high levels, investors may be intolerant of any earnings disappointment.

In contrast, the uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Portfolio's Class A shares generated a total return of 11.59% for the year ended January 31, 1998, before the effect of any sales charges is deducted. The chart that appears on page 24 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Balanced Portfolio Breakdown (as of 1/31/98)

                   [The following information was represented
                    as a pie chart in the printed material.]

                       ----------------------------------
                          5% Smith Barney Equity Funds-
                        Smith Barney Growth & Income Fund
                       ----------------------------------
                         Top 5 Holdings:
                          Hewlett-Packard Co.
                          Eli Lilly & Co.
                          The Walt Disney Co.
                          Mercury General Corp.
                          General Electric Co.
                       ----------------------------------

                       ----------------------------------
                          5% Smith Barney Funds, Inc.-
                              Large Cap Value Fund
                       ----------------------------------
                         Top 5 Holdings:
                          Bristol-Myers Squibb Co.
                          American Home Products Corp.
                          Sprint Corp.
                          Xerox Corp.
                          Unilever NV
                       ----------------------------------

                       ----------------------------------
                             10% Smith Barney Income
                           Funds-Smith Barney Premium
                                Total Return Fund
                       ----------------------------------
                         Top 5 Holdings:
                          SLH Corp.
                          Loews Corp.
                          Lehman Brothers Holdings Inc.
                          Bristol-Myers Squibb Co.
                          MCI Communications Corp.
                       ----------------------------------

                       ----------------------------------
                             15% Smith Barney Income
                         Funds-Smith Barney Diversified
                              Strategic Income Fund
                       ----------------------------------
                         Sector Breakdown:

                         28.0% U.S. Government Agencies
                          5.5% U.S. Treasuries
                         26.6% High Yield Corporate Bonds
                         32.9% Foreign Government Bonds
                          7.0% Other

                         Top 5 Holdings:
                           GNMA
                           FHLMC
                           CS First Boston Corp.
                           U.K. Treasury
                           Deutschland Republic

                         Top 5 Country Holdings:
                           United States          Germany
                           United Kingdom         Spain
                           Ireland

                         Average Weighted Maturity:
                          5.0 Years
                       ----------------------------------

                       ----------------------------------
                          10% Smith Barney World Funds,
                           Inc.-International Balanced
                                    Portfolio
                       ----------------------------------
                         Top 5 Country Holdings:
                          Japan                  Italy
                          United Kingdom         Sweden
                          Germany
                       ----------------------------------

                       ----------------------------------
                                10% Smith Barney
                          Managed Governments Fund Inc.
                       ----------------------------------
                         Sector Breakdown:
                          20.4% U.S. Treasuries
                          54.3% Mortgage-Backed Securities
                         25.3% Other

                         Credit Quality:
                         100% AAA-Rated

                         Average Weighted Maturity:
                          12.7 Years
                       ----------------------------------

                       ----------------------------------
                          5% Smith Barney Funds, Inc.-
                            Short-Term U.S. Treasury
                                 Securities Fund
                       ----------------------------------
                         Sector Breakdown:
                          98.8% U.S. Treasuries
                           1.2% Repurchase Agreement

                         Credit Quality:
                         100% AAA-Rated

                         Average Weighted Maturity:
                           2.4 Years
                       ----------------------------------

                       ----------------------------------
                                10% Smith Barney
                             Appreciation Fund Inc.
                       ----------------------------------
                         Top 5 Holdings:
                          Allstate Corp.
                          Johnson & Johnson
                          General Electric Co.
                          Bristol-Myers Squibb Co.
                          Mobil Corp.
                       ----------------------------------

                       ----------------------------------
                                10% Smith Barney
                           Fundamental Value Fund Inc.
                       ----------------------------------
                         Top 5 Holdings:
                          Aluminum Co. of America
                          Wal-Mart Stores, Inc.
                          Adobe Systems Inc.
                          American International Group, Inc.
                          AMR Corp.
                       ----------------------------------

                       ----------------------------------
                         10% Smith Barney Income Funds-
                          Smith Barney Convertible Fund
                       ----------------------------------
                         Top 5 Holdings:
                          Cendant Corp.
                          Nascotech Inc.
                          International Paper Co.
                          Thermo Electron Corp.
                          ALZA Corp.
                       ----------------------------------

                       ----------------------------------
                       5% Smith Barney World Funds, Inc.-
                        Global Government Bond Portfolio
                       ----------------------------------
                         Top 5 Country Holdings:
                          United States
                          Japan
                          Germany
                          United Kingdom
                          Italy
                       ----------------------------------

                       ----------------------------------
                           5% Smith Barney Investment
                             Funds Inc.-Smith Barney
                           Government Securities Fund
                       ----------------------------------
                         Sector Breakdown:
                          24.0% U.S. Treasuries
                          44.2% U.S. Government Agencies
                          31.8% Other

                         Credit Quality:
                         100% AAA-Rated

                         Average Weighted Maturity:
                          15.1 Years
                       ----------------------------------

THE BALANCED PORTFOLIO

Historical Performance--Class A Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.14          $12.62       $0.54       $0.36        11.59%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.14        0.45        0.00        10.64+
=====================================================================================
Total                                                 $0.99       $0.36
=====================================================================================

Historical Performance--Class B Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.14          $12.61       $0.45       $0.36        10.67%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.14        0.37        0.00         9.90+
=====================================================================================
Total                                                 $0.82       $0.36
=====================================================================================

Historical Performance--Class C Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.14          $12.61       $0.45       $0.36        10.67%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.40           12.14        0.37        0.00         9.90+
=====================================================================================
Total                                                 $0.82       $0.36
=====================================================================================

Historical Performance--Class Z Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $12.13          $12.61       $0.57       $0.36        11.82%
-------------------------------------------------------------------------------------
Inception*-1/31/97        12.10           12.13        0.00        0.00         0.25+
=====================================================================================
Total                                                 $0.57       $0.36
=====================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             11.59%   10.67%   10.67%   11.82%
--------------------------------------------------------------------------------
Inception*-1/31/98                             11.19    10.36    10.36    11.62
================================================================================

                                                     With Sales Charge(2)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                              6.00%    5.67%    9.67%   11.82%
--------------------------------------------------------------------------------
Inception*-1/31/98                              8.36     8.52    10.36    11.62
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                          23.46%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                          21.63
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                          21.63
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                          12.09
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and C shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and C Shares of the Balanced Portfolio vs. the Standard &Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1998 (unaudited)

                                 [Line chart]

                                                                       Standard                         Salomon
                                                                       & Poor's          Lehman           S/B        Salomon
                                                                         500           Government/      One-Year       S/B
                                                                       Composite       Corporation      Treasury      World
                     Balanced          Balanced          Balanced       Stock            Bond             Bill      Government
                  Portfolio-Class A Portfolio-Class B Portfolio-Class C Index            Index           Index      Bond Index
2/5/96                    9500            10000            10000        10000            10000           10000        10000
4/96                      9533             9520             9920        10340             9639           10078         9895
7/96                      9513             9486             9881        10175             9473           10214        10167
10/96                    10062            10037            10437        11277             9064           10410        10440
1/97                     10511            10490            10890        12630             9118           10551        10568
4/97                     10562            10615            11015        12935             9160           10683        10760
7/97                     11587            11664            12064        15476             9643           10892        11204
10/97                    11499            11551            11951        14894             9839           11051        11479
1/31/98                  11729            11763            12163        16652             9934           11053        11558


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and C shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation
--------------------------------------------------------------------------------

                   [The following information was represented
                    as a pie chart in the printed material.]

                                 70% Bond Funds
                                 30% Stock Funds

The Conservative Portfolio seeks income and, secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.

--------------------------------------------------------------------------------

The Conservative Portfolio

The Conservative Portfolio seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series Inc., the Conservative Portfolio consists primarily of taxable fixed income funds, with a significant portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.


--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

The uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Portfolio's Class A shares generated a total return of 11.70% for the year ended January 31, 1998, before the effect of any sales charges was deducted. The chart that appears on page 29 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Conservative Portfolio Breakdown (as of 1/31/98)

                       -----------------------------------
                                15% Smith Barney
                          Managed Governments Fund Inc.
                       -----------------------------------
                         Sector Breakdown:
                           20.4% U.S. Treasuries
                           54.3% Mortgage-Backed Securities
                           25.3% Other

                         Credit Quality:
                         100% AAA-Rated

                         Average Maturity:
                          12.7 Years
                       -----------------------------------

                       -----------------------------------
                         10% Smith Barney Income Funds-
                          Smith Barney Convertible Fund
                       -----------------------------------
                         Top 5 Holdings:
                          Cendant Corp.
                          Nascotech Inc.
                          International Paper Co.
                          Thermo Electron Corp.
                          ALZA Corp.
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney Income Funds-
                           Smith Barney Premium Total
                                   Return Fund
                       -----------------------------------
                         Top 5 Holdings:
                          SLHCorp.
                          Loews Corp.
                          Lehman Brothers Holding Inc.
                          Bristol-Myers Squibb Co.
                          MCI Communications Corp.
                       -----------------------------------

                       -----------------------------------
                             20% Smith Barney Income
                         Funds-Smith Barney Diversified
                              Strategic Income Fund
                       -----------------------------------
                         Sector Breakdown:

                         28.0% U.S. Government Agencies
                          5.5% U.S. Treasuries
                         26.6% High Yield Corporate Bonds
                         32.9% Foreign Government Bonds
                          7.0% Other

                         Top 5 Holdings:
                          GNMA
                          FHLMC
                          CS FirstBoston Corp.
                          U.K. Treasury
                          Deutschland Republic

                         Top 5 Country Holdings:
                          United States       Germany
                          United Kingdom      Spain
                          Ireland

                         Average Weighted Maturity:
                         5.0 Years
                       -----------------------------------

                       -----------------------------------
                                 5% Smith Barney
                           Fundamental Value Fund Inc.
                       -----------------------------------
                         Top 5 Holdings:
                          Aluminum Co. of America
                          Wal-Mart Stores, Inc.
                          Adobe Systems Inc.
                          American International
                            Group, Inc.
                          AMRCorp.
                       -----------------------------------

                       -----------------------------------
                                10% Smith Barney
                             Appreciation Fund Inc.
                       -----------------------------------
                         Top 5 Holdings:
                          Allstate Corp.
                          Johnson & Johnson
                          General Electric Co.
                          Bristol-Myers Squibb Co.
                          Mobil Corp.
                       -----------------------------------

                       -----------------------------------
                           10% Smith Barney Investment
                             Funds Inc.-Smith Barney
                           Government Securities Fund
                       -----------------------------------
                         Sector Breakdown:
                          24.0% U.S. Treasuries
                          44.2% U.S. Government Agencies
                          31.8% Other

                         Credit Quality:
                         100% AAA-Rated

                         Average Weighted Maturity:
                          15.1 Years
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney Funds, Inc.-
                       Short-Term U.S. Treasury Securities
                                      Fund
                       -----------------------------------
                         Sector Breakdown:
                          98.8% U.S. Treasuries
                           1.2% Repurchase Agreement

                         Credit Quality:
                         100% AAA-Rated

                         Average Maturity:
                           2.4 Years
                       -----------------------------------

                       -----------------------------------
                             10% Smith Barney Income
                               Funds-Smith Barney
                                High Income Fund
                       -----------------------------------
                         Top 5 Holdings:
                          Time Warner Inc.
                          Unisys Corp.
                          HMH Properties, Inc.
                          Cablevision Systems Corp.
                          First Nationwide Bank
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney World Funds,
                           Inc.-International Balanced
                                    Portfolio
                       -----------------------------------
                         Top 5 Country Holdings:
                          Japan
                          United Kingdom
                          Germany
                          Italy
                          Sweden
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney World Funds,
                           Inc.-Global Government Bond
                                    Portfolio
                       -----------------------------------
                         Top 5 Country Holdings:
                          United States
                          Japan
                          Germany
                          United Kingdom
                          Italy
                       -----------------------------------

THE CONSERVATIVE PORTFOLIO

Historical Performance--Class A Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.90          $12.17       $0.69       $0.40        11.70%
=====================================================================================
Inception*-1/31/97        11.46           11.90        0.52        0.00         8.57+
-------------------------------------------------------------------------------------
Total                                                 $1.21       $0.40
=====================================================================================

Historical Performance--Class B Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.89          $12.16       $0.63       $0.40        11.21%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.46           11.89        0.47        0.00         8.03+
=====================================================================================
Total                                                 $1.10       $0.40
=====================================================================================

Historical Performance--Class C Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.89          $12.16       $0.64       $0.40        11.25%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.46           11.89        0.47        0.00         8.08+
=====================================================================================
Total                                                 $1.11       $0.40
=====================================================================================

Historical Performance--Class Z Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.90          $12.17       $0.73       $0.40        12.09%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.89           11.90        0.00        0.00         0.08+
=====================================================================================
Total                                                 $0.73       $0.40
=====================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             11.70%   11.21%   11.25%   12.09%
--------------------------------------------------------------------------------
Inception*-1/31/98                             10.19     9.68     9.72    11.71
================================================================================

                                                     With Sales Charge(2)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                              6.68%    6.71%   10.25%   12.09%
--------------------------------------------------------------------------------
Inception*-1/31/98                              7.67     7.83     9.72    11.71
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                           21.27%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                           20.14
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                           20.24
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                           12.18
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and C shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and C Shares of the Conservative Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index

--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1998 (unaudited)

                              [Line chart omitted]

                                                                                       Standard
                                                                                       & Poor's
                              Conservative      Conservative      Conservative           500
                             Portfolio-Class A Portfolio-Class B Portfolio-Class C  Composite Stock Index
2/5/96                              9550            10000            10000              10000
4/96                                9526             9515             9872              10340
7/96                                9560             9542             9888              10175
10/96                              10039            10023            10385              11277
1/97                               10369            10353            10708              12630
4/97                               10424            10448            10854              12935
7/97                               11277            11323            11731              15476
10/97                              11581            11614            12024              14894
1/31/98                            11581            11614            12024              16652

                                              Salomon           Salomon
                                              S/B High          S/B One-
                              Lehman          Yield              Year
                     Government/Corporation   Market            Treasury
                            Bond Index         Index             Index

2/5/96                        10000            10000             10000
4/96                           9639            10009             10078
7/96                           9473            10206             10214
10/96                          9064            10676             10410
1/97                           9118            11049             10551
4/97                           9160            11201             10683
7/97                           9643            11886             10892
10/97                          9839            12221             11051
1/31/98                        9934            12345             11053

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and C shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% sales charge at the time of investment for Class A shares, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation
--------------------------------------------------------------------------------

                   [The following information was represented
                    as a pie chart in the printed material.]

                                 90% Bond Funds
                                 10% Stock Funds

The Income Portfolio seeks high current income by investing primarily in bond funds.

--------------------------------------------------------------------------------

The Income Portfolio

The Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series Inc., the Income Portfolio allocates most of its assets in taxable fixed-income funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

During the second half of 1997, bond prices rose because of declining interest rates and the potential economic slowdown from the problems in Southeast Asia. For the year ended January 31, 1998, the Lehman Brothers Aggregate Bond Index returned 11.17%. (The Lehman Brothers Aggregate Bond Index is composed of the Government/Corporate Bond Index, the Asset-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.)

The uncertainties surrounding the world's stock markets helped ignite a bond market rally in the closing months of 1997. Following the sudden collapse of many Southeast Asian stock markets and the currency devaluations of several key economies such as Korea and Indonesia, many investors around the world sought out the stability and liquidity of bonds. The U.S. dollar was a clear beneficiary of this shift in investor sentiment and with the help of an influx of foreign capital, the yield on the benchmark 30-year U.S. Treasury bond fell to a historic low of 5.74% on January 5, 1998. Moreover, the continued decline of interest rates has been supported by a moderately expanding U.S. economy with a near absence of inflationary pressure.

The Portfolio's Class A shares generated a total return of 11.44% for the year ended January 31, 1998, before the effect of any sales charges was deducted. The chart that appears on page 34 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio. Historically, the leading asset class and the lagging asset class change from year to year. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Income Portfolio Breakdown (as of 1/31/98)

                       -----------------------------------
                       10% Smith Barney Funds, Inc.-Short-
                       Term U.S. Treasury Securities Fund
                       -----------------------------------
                         Sector Breakdown:
                          98.8% U.S. Treasuries
                           1.2% Repurchase Agreement

                         Credit Quality:
                         100% AAA-Rated

                         Average Maturity:
                           2.4 Years
                       -----------------------------------

                       -----------------------------------
                           15% Smith Barney Investment
                             Funds Inc.-Smith Barney
                           Government Securities Fund
                       -----------------------------------
                         Sector Breakdown:
                          24.0% U.S. Treasuries
                          44.2% U.S. Government Agencies
                          31.8% Other

                         Credit Quality:
                          100% AAA-Rated

                         Average Maturity:
                          15.1 Years
                       -----------------------------------

                       -----------------------------------
                                20% Smith Barney
                          Managed Governments Fund Inc.
                       -----------------------------------
                         Sector Breakdown:
                          20.4% U.S. Treasuries
                          54.3% Mortgage-Backed Securities
                           25.3% Other

                         Credit Quality:
                         100% AAA-Rated

                         Average Maturity:
                          12.7 Years
                       -----------------------------------

                       -----------------------------------
                             20% Smith Barney Income
                         Funds-Smith Barney Diversified
                              Strategic Income Fund
                       -----------------------------------
                         Sector Breakdown:

                         28.0% U.S. Government Agencies
                          5.5% U.S. Treasuries
                         26.6% High Yield Corporate Bonds
                         32.9% Foreign Government Bonds
                           7.0% Other

                         Top 5 Holdings:
                          GNMA
                          FHLMC
                          CSFirst Boston Corp.
                          U.K. Treasury
                          Deutschland Republic

                         Top 5 Country Holdings:
                          United States  Germany
                          United Kingdom Spain
                          Ireland

                         Average Weighted Maturity:
                          5.0 Years
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney Income Funds-
                           Smith Barney Premium Total
                                   Return Fund
                       -----------------------------------
                         Top 5 Holdings:
                          SLH Corp.
                          Loews Corp.
                          Lehman Brothers Holding Inc.
                          Bristol-Myers Squibb Co.
                          MCI Communications Corp.
                       -----------------------------------

                       -----------------------------------
                                 5% Smith Barney
                             Appreciation Fund Inc.
                       -----------------------------------
                         Top 5 Holdings:
                          Allstate Corp.
                          Johnson & Johnson
                          General Electric Co.
                          Bristol-Myers Squibb Co.
                          Mobil Corp.
                       -----------------------------------

                       -----------------------------------
                          5% Smith Barney Income Funds-
                          Smith Barney Convertible Fund
                       -----------------------------------
                         Top 5 Holdings:
                          Cendant Corp.
                          Nascotech Inc.
                          International Paper Co.
                          Thermo Electron Corp.
                          ALZA Corp.
                       -----------------------------------

                       -----------------------------------
                         20% Smith Barney Income Funds-
                          Smith Barney High Income Fund
                       -----------------------------------
                         Top 5 Holdings:
                          Time Warner Inc.
                          Unisys Corp.
                          HMH Properties, Inc.
                          Cablevision Systems Corp.
                          First Nationwide Bank
                       -----------------------------------

THE INCOME PORTFOLIO

Historical Performance--Class A Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.53          $11.75       $0.77       $0.29        11.44%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.46           11.53        0.63        0.00         6.39+
=====================================================================================
Total                                                 $1.40       $0.29
=====================================================================================

Historical Performance--Class B Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.53          $11.76       $0.70       $0.29        10.93%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.46           11.53        0.58        0.00         5.89+
=====================================================================================
Total                                                 $1.28       $0.29
=====================================================================================

Historical Performance--Class C Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.53          $11.76       $0.71       $0.29        10.98%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.46           11.53        0.59        0.00         5.94+
=====================================================================================
Total                                                 $1.30       $0.29
=====================================================================================

Historical Performance--Class Z Shares
-------------------------------------------------------------------------------------
                              Net Asset Value
                    ------------------------------   Income   Capital Gain   Total
Year Ended          Beginning of Year  End of Year  Dividend  Distribution  Return(1)
=====================================================================================
1/31/98                  $11.53          $11.75       $0.82       $0.29        11.88%
-------------------------------------------------------------------------------------
Inception*-1/31/97        11.55           11.53        0.06        0.00         0.35+
=====================================================================================
Total                                                 $0.88       $0.29
=====================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                             11.44%   10.93%   10.98%   11.88%
--------------------------------------------------------------------------------
Inception*-1/31/98                              8.95     8.44     8.49    11.79
================================================================================

                                                     With Sales Charge(2)
                                              ----------------------------------
                                              Class A  Class B  Class C  Class Z
================================================================================
Year Ended 1/31/98                              6.45%    6.43%    9.98%   11.88%
--------------------------------------------------------------------------------
Inception*-1/31/98                              6.45     6.57     8.49    11.79
================================================================================

Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/98)                         18.55%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/98)                         17.46
--------------------------------------------------------------------------------
Class C (Inception* through 1/31/98)                         17.58
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/98)                         12.27
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and C shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and C Shares of the Income Portfolio vs. Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1998 (unaudited)

                                 [Line chart]

                                                                                                                            Salomon
                                                                                  Standard                        Salomon    S/B
                                                                                  & Poor's          Lehman         S/B       One-
                                  Income           Income           Income           500     Government/Corporate High Yield Year
                             Portfolio-Class  Portfolio-Class   Portfolio-Class   Composite          Bond         Market    Treasury
                                 A Shares         B Shares         C Shares      Stock Index         Index        Index   Bill Index
2/5/96                              9550            10000            10000          10000           10000          10000     10000
4/96                                9429             9425             9768          10340            9639          10009     10078
7/96                                9482             9472             9812          10175            9473          10208     10214
10/96                               9923             9907            10259          11277            9064          10676     10410
1/97                               10160            10139            10494          12630            9118          11049     10551
4/97                               10216            10236            10641          12935            9160          11201     10683
7/97                               10939            10973            11381          15476            9643          11886     10892
10/97                              11322            11347            11758          14894            9839          12221     11051
1/31/97                            11322            11347            11758          16652            9934          12345     11053

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and C shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% sales charge at the time of investment for Class A shares, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1998. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE HIGHGROWTH PORTFOLIO

Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

   Shares                                       Description                                          Value
=============================================================================================================
Underlying Funds--99.3%
  1,305,286   Smith Barney Aggressive Growth Fund Inc.                                           $ 52,146,176
  1,622,325   Smith Barney Equity Funds - Smith Barney Growth and Income Fund                      25,519,171
  1,492,393   Smith Barney Funds, Inc. - Large Cap Value Fund                                      25,758,705
  4,065,004   Smith Barney Income Funds - Smith Barney High Income Fund                            48,414,200
  3,844,220   Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                   51,820,089
  1,842,389   Smith Barney Investment Funds Inc. - Smith Barney Managed Growth Fund                25,903,996
  1,969,733   Smith Barney Investment Funds Inc. - Smith Barney Special Equities Fund              50,661,527
  4,161,337   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund        53,348,344
  5,775,839   Smith Barney Small Cap Blend Fund, Inc.                                              77,627,273
  5,275,866   Smith Barney World Funds, Inc. - International Equity Portfolio                     106,308,705
-------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost--$491,973,756)                                         517,508,186
=============================================================================================================

    Face
   Amount                                       Description                                          Value
=============================================================================================================
Repurchase Agreement--0.7%
$ 3,591,000   Chase Securities Inc., 5.517% due 2/2/98; Proceeds at maturity--$3,592,651;
              (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
              Market value--$3,662,828) (Cost--$3,591,000)                                          3,591,000
=============================================================================================================
              Total Investments--100% (Cost--$495,564,756*)                                      $521,099,186
=============================================================================================================

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

THE GROWTH PORTFOLIO

Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

   Shares                                       Description                                          Value
=============================================================================================================
Underlying Funds--99.5%
  1,696,927   Smith Barney Aggressive Growth Fund Inc.                                           $ 67,792,253
  4,206,604   Smith Barney Equity Funds - Smith Barney Growth and Income Fund                      66,169,888
  3,861,433   Smith Barney Funds, Inc. - Large Cap Value Fund                                      66,648,334
  5,246,172   Smith Barney Income Funds - Smith Barney High Income Fund                            62,481,911
  4,995,013   Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                   67,332,787
  6,719,414   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund         66,051,844
  4,998,575   Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund         66,631,009
  2,377,252   Smith Barney Investment Funds Inc. - Smith Barney Managed Growth Fund                33,424,175
  1,295,488   Smith Barney Investment Funds Inc. - Smith Barney Special Equities Fund              33,319,977
  2,655,462   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund        34,043,023
  2,500,599   Smith Barney Small Cap Blend Fund, Inc.                                              33,608,063
  3,398,089   Smith Barney World Funds, Inc. - International Equity Portfolio                      68,471,510
-------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost--$632,338,332)                                         665,974,774
=============================================================================================================

    Face
   Amount                                       Description                                          Value
=============================================================================================================
Repurchase Agreement--0.5%
$ 3,156,000   Chase Securities Inc., 5.517% due 2/2/98; Proceeds at maturity--$3,157,451;
              (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
              Market value--$3,219,127) (Cost--$3,156,000)                                          3,156,000
=============================================================================================================
              Total Investments--100% (Cost--$635,494,332*)                                      $669,130,774
=============================================================================================================

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

THE BALANCED PORTFOLIO

Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

   Shares                                       Description                                          Value
=============================================================================================================
Underlying Funds--99.2%
  2,800,321   Smith Barney Appreciation Fund Inc.                                                $ 39,316,511
  1,241,121   Smith Barney Equity Funds - Smith Barney Growth and Income Fund                      19,522,836
  3,835,450   Smith Barney Fundamental Value Fund Inc.                                             39,236,662
  1,136,415   Smith Barney Funds, Inc. - Large Cap Value Fund                                      19,614,536
  4,248,984   Smith Barney Funds, Inc. - Short-Term U.S. Treasury Securities Fund                  17,505,814
  2,285,614   Smith Barney Income Funds - Smith Barney Convertible Fund                            38,832,591
  7,258,253   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund           58,283,779
  1,756,507   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                   38,924,214
  1,986,440   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund         19,526,710
  3,019,758   Smith Barney Managed Governments Fund Inc.                                           38,985,085
  1,747,519   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                    20,445,979
  3,032,189   Smith Barney World Funds, Inc. - International Balanced Portfolio                    39,024,277
-------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost--$380,925,230)                                         389,218,994
=============================================================================================================

    Face
   Amount                                       Description                                          Value
=============================================================================================================
Repurchase Agreement--0.8%
$3,303,000    Chase Securities Inc., 5.517% due 2/2/98; Proceeds at maturity--$3,304,519;
              (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
              Market value--$3,369,068) (Cost--$3,303,000)                                          3,303,000
=============================================================================================================
              Total Investments--100% (Cost--$384,228,230*)                                      $392,521,994
=============================================================================================================

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO

Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

   Shares                                       Description                                          Value
=============================================================================================================
Underlying Funds--99.0%
    758,351   Smith Barney Appreciation Fund Inc.                                                $ 10,647,251
    520,063   Smith Barney Fundamental Value Fund Inc.                                              5,320,252
  1,153,304   Smith Barney Funds, Inc. - Short-Term U.S. Treasury Securities Fund                   4,751,615
    618,095   Smith Barney Income Funds - Smith Barney Convertible Fund                            10,501,435
  2,615,310   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund           21,000,940
    881,700   Smith Barney Income Funds - Smith Barney High Income Fund                            10,501,055
    237,462   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                    5,262,158
  1,081,613   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund         10,632,265
  1,229,578   Smith Barney Managed Governments Fund Inc.                                           15,873,853
    449,957   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                     5,264,498
    416,763   Smith Barney World Funds, Inc. - International Balanced Portfolio                     5,363,750
-------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost--$104,005,055)                                         105,119,072
=============================================================================================================

    Face
   Amount                                       Description                                          Value
=============================================================================================================
Repurchase Agreement--1.0%
 $1,087,000   Chase Securities Inc., 5.517% due 2/2/98; Proceeds at maturity--$1,087,500;
              (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
              Market value--$1,108,743) (Cost--$1,087,000)                                          1,087,000
=============================================================================================================
              Total Investments--100% (Cost--$105,092,055*)                                      $106,206,072
=============================================================================================================

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

THE INCOME PORTFOLIO

Schedule of Investments                                         January 31, 1998
--------------------------------------------------------------------------------

   Shares                                       Description                                          Value
=============================================================================================================
Underlying Funds--99.0%
    218,356   Smith Barney Appreciation Fund Inc.                                                $ 3,065,719
  1,393,314   Smith Barney Funds, Inc. - Short-Term U.S. Treasury Securities Fund                  5,740,453
    176,496   Smith Barney Income Funds - Smith Barney Convertible Fund                            2,998,669
  1,493,052   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund          11,989,204
  1,006,211   Smith Barney Income Funds - Smith Barney High Income Fund                           11,983,976
    135,774   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                   3,008,750
    928,846   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund         9,130,553
    937,439   Smith Barney Managed Governments Fund Inc.                                          12,102,338
------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost--$58,906,083)                                          60,019,662
============================================================================================================

    Face
   Amount                                       Description                                          Value
=============================================================================================================
Repurchase Agreement--1.0%
   $595,000   Chase Securities Inc., 5.517% due 2/2/98; Proceeds at maturity--$595,274;
              (Fully collateralized by U.S. Treasury Notes, 6.125% due 9/30/00;
              Market value--$606,900) (Cost--$595,000)                                                595,000
=============================================================================================================
              Total Investments--100% (Cost--$59,501,083*)                                        $60,614,662
=============================================================================================================

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

Statements of Assets and Liabilities                            January 31, 1998
--------------------------------------------------------------------------------

                                                   High Growth       Growth       Balanced     Conservative      Income
                                                    Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
==========================================================================================================================
Assets:
    Investments, at cost                          $495,564,756   $635,494,332   $384,228,230   $105,092,055   $ 59,501,083
==========================================================================================================================
    Investments, at value                         $521,099,186   $669,130,774   $392,521,994   $106,206,072   $ 60,614,662
    Cash                                                   462            643             14            160            582
    Receivable for Fund shares sold                    852,742      1,178,173        545,435        290,262         56,133
    Dividends and interest receivable                      550      1,194,864         55,389         14,999         18,020
    Receivable from manager                                 --             --             --             --         70,128
    Other Assets                                       127,652        106,186         71,515         27,919         13,279
--------------------------------------------------------------------------------------------------------------------------
    Total Assets                                   522,080,592    671,610,640    393,194,347    106,539,412     60,772,804
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for securities purchased                 1,139,998      1,109,189      1,332,794        561,593        321,782
    Payable for Fund shares purchased                  419,327        491,578        381,070        109,054         15,060
    Dividends payable                                       --             --             --             --         39,665
    Accrued expenses                                   285,346        802,609        491,417         28,090             --
--------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                1,844,671      2,403,376      2,205,281        698,737        376,507
==========================================================================================================================
    Total Net Assets                              $520,235,921   $669,207,264   $390,989,066   $105,840,675   $ 60,396,297
==========================================================================================================================
Net Assets:
    Par value of capital shares                   $     40,134   $     51,494   $     30,995   $      8,701   $      5,137
    Capital paid in excess of par value            487,651,986    623,962,411    371,189,801    102,385,448     58,832,427
    Undistributed net investment income                     --        698,689      1,216,914        425,584             --
    Accumulated net realized gain
      on investments                                 7,009,371     10,858,228     10,257,592      1,906,925        445,154
    Net unrealized appreciation
      of investments                                25,534,430     33,636,442      8,293,764      1,114,017      1,113,579
==========================================================================================================================
    Total Net Assets                              $520,235,921   $669,207,264   $390,989,066   $105,840,675   $ 60,396,297
==========================================================================================================================
Shares Outstanding:
    Class A                                         19,983,548     21,545,068     13,220,760      4,208,606      2,516,106
    Class B                                         17,767,475     26,419,492     15,363,946      3,996,496      2,258,883
    Class C                                          2,148,712      3,305,493      2,178,436        443,011        303,442
    Class Z                                            234,195        223,943        231,377         52,431         58,781
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                $      12.97   $      12.99   $      12.62   $      12.17   $      11.75
    Class B*                                      $      12.95   $      13.00   $      12.61   $      12.16   $      11.76
    Class C**                                     $      12.96   $      13.00   $      12.61   $      12.16   $      11.76
    Class Z (and redemption price)                $      12.97   $      12.99   $      12.61   $      12.17   $      11.75
--------------------------------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
    (net asset value plus 4.71% of
      net asset value per share)                            --             --             --   $      12.74   $      12.30
    (net asset value plus 5.26% of
      net asset value per share)                  $      13.65   $      13.67   $      13.28             --             --
==========================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

Statements of Operations                     For the Year Ended January 31, 1998
--------------------------------------------------------------------------------

                                              High Growth      Growth           Balanced        Conservative       Income
                                               Portfolio      Portfolio         Portfolio         Portfolio       Portfolio
===========================================================================================================================
Investment Income:
    Income distributions from
       Underlying Funds                      $ 5,147,883     $14,317,566       $14,142,620       $5,115,496      $3,348,390
    Short-term capital gain distributions
         from Underlying Funds                 1,394,162       3,531,566         2,581,064          605,651         139,248
    Interest                                     284,197         335,729           183,108           53,054          24,141
---------------------------------------------------------------------------------------------------------------------------
    Total Investment Income                    6,826,242      18,184,861        16,906,792        5,774,201       3,511,779
---------------------------------------------------------------------------------------------------------------------------
Expenses:
    Distribution fees (Note 2)                 2,662,674       3,750,315         2,144,655          427,689         241,455
    Other expenses (Note 2)                    1,494,425       1,905,460         1,102,666          297,381         169,641
---------------------------------------------------------------------------------------------------------------------------
    Total Expenses                             4,157,099       5,655,775         3,247,321          725,070         411,096
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          2,669,143      12,529,086        13,659,471        5,049,131       3,100,683
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Note 3):
    Capital gain distributions from
          Underlying Funds                     9,294,472      14,903,123        11,336,276        2,150,263         486,661
    Realized gain on sale of Underlying Funds  8,481,479      14,590,109         5,463,767        2,053,158         896,756
---------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain                         17,775,951      29,493,232        16,800,043        4,203,421       1,383,417
---------------------------------------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation
          of Investments:
    Beginning of year                         14,056,549      16,726,046         6,344,266        1,130,684         378,418
    End of year                               25,534,430      33,636,442         8,293,764        1,114,017       1,113,579
---------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Unrealized
         Appreciation                         11,477,881      16,910,396         1,949,498          (16,667)        735,161
===========================================================================================================================
Net Gain on Investments                       29,253,832      46,403,628        18,749,541        4,186,754       2,118,578
===========================================================================================================================
Increase in Net Assets From Operations       $31,922,975     $58,932,714       $32,409,012       $9,235,885      $5,219,261
===========================================================================================================================


                       See Notes to Financial Statements.

Statements of Changes in Net Assets          For the Year Ended January 31, 1998
--------------------------------------------------------------------------------

                                             High Growth       Growth        Balanced       Conservative       Income
                                              Portfolio       Portfolio     Portfolio        Portfolio        Portfolio
========================================================================================================================
Operations:
    Net investment income                   $  2,669,143    $ 12,529,086   $ 13,659,471     $  5,049,131     $ 3,100,683
    Net realized gain                         17,775,951      29,493,232     16,800,043        4,203,421       1,383,417
    Increase (decrease) in
        net unrealized appreciation           11,477,881      16,910,396      1,949,498          (16,667)        735,161
------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets
      From Operations                         31,922,975      58,932,714     32,409,012       9,235,885        5,219,261
------------------------------------------------------------------------------------------------------------------------
Distributions to
Shareholders From:
    Net investment income                     (2,809,546)    (12,438,206)   (12,443,765)     (4,682,272)      (3,100,202)
    Net realized gain                        (13,312,592)    (22,116,042)   (10,546,267)     (3,245,447)      (1,379,897)
------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders          (16,122,138)    (34,554,248)   (22,990,032)     (7,927,719)      (4,480,099)
------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
    Net proceeds from sale of shares         247,787,678     288,173,524    191,523,747      50,928,148       32,582,708
    Net asset value of shares issued
      for reinvestment of dividends           15,986,768      34,055,452     22,287,746       7,648,480        3,947,812
    Cost of shares reacquired                (73,993,785)    (81,145,273)   (55,067,476)    (16,949,496)     (14,603,848)
------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                189,780,661     241,083,703    158,744,017      41,627,132       21,926,672
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                       205,581,498     265,462,169    168,162,997      42,935,298       22,665,834
Net Assets:
    Beginning of year                        314,654,423     403,745,095    222,826,069       62,905,377      37,730,463
========================================================================================================================
    End of year*                            $520,235,921    $669,207,264   $390,989,066     $105,840,675     $60,396,297
========================================================================================================================
* Includes undistributed
    net investment income of:                         --    $    698,689   $  1,216,914     $    425,584              --
========================================================================================================================


                       See Notes to Financial Statements.

Statements of Changes in Net Assets     For the Period Ended January 31, 1997(a)
--------------------------------------------------------------------------------

                                             High Growth       Growth          Balanced       Conservative        Income
                                              Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
===========================================================================================================================
Operations:
    Net investment income                   $  3,591,883    $  8,447,855      $  4,704,927      $ 1,685,111     $ 1,199,882
    Net realized capital gain distribution     3,081,396       3,809,172         4,003,816          948,951         441,634
    Increase in net unrealized appreciation   14,056,549      16,726,046         6,344,266        1,130,684         378,418
---------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets
      From Operations                         20,729,828      28,983,073        15,053,009        3,764,746       2,019,934
---------------------------------------------------------------------------------------------------------------------------
Distributions to
Shareholders From:
    Net investment income                     (3,499,937)     (7,905,908)       (4,740,122)      (1,634,350)     (1,205,277)
    Net realized gains                          (535,384)       (328,134)               --               --              --
---------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders           (4,035,321)     (8,234,042)       (4,740,122)      (1,634,350)     (1,205,277)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
    Net proceeds from sale of shares         312,840,370     393,822,423       218,875,840       65,095,637      41,434,601
    Net asset value of shares issued
      for reinvestment of dividends            4,014,986       8,128,066         4,542,233        1,547,780       1,026,312
    Cost of shares reacquired                (18,995,440)    (18,954,425)      (10,904,891)      (5,868,436)     (5,545,107)
---------------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                297,859,916     382,996,064       212,513,182       60,774,981      36,915,806
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                       314,554,423     403,745,095       222,826,069       62,905,377      37,730,463
Net Assets:
    Beginning of period                          100,000              --                --               --              --
===========================================================================================================================
    End of period*                          $314,654,423    $403,745,095      $222,826,069      $62,905,377     $37,730,463
===========================================================================================================================
* Includes undistributed (overdistributed)
    net investment income of:               $     91,946    $    541,947      $    (35,195)     $    50,761     $    (5,395)
===========================================================================================================================

(a) For the period from February 5, 1996 (commencement of operations) to January 31, 1997.


                       See Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"), formerly known as the Smith Barney Concert Series Inc. The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (b) Income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis; (c) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (d) dividends and distributions to shareholders are recorded on the ex-dividend date; (e) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (f) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, overdistributed net investment income in the amounts of $48,457, $65,862, $36,403, $7,964 and $4,914 have been reclassified to paid-in capital for the High Growth, Growth, Balanced, Conservative and Income Portfolios, respectively, for the year ended January 31, 1998. Net Investment income, net realized gains and net assets were not affected by these adjustments: (g) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

MMC is the investment manager for the Fund. Each Portfolio pays MMC a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted except for Rule 12b-1 Plan Distribution fees and extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by MMC.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended January 31, 1998, SB received sales charges of approximately $1,163,000 on sales of the Portfolios' Class A shares.

The High Growth Portfolio, Growth Portfolio and Balanced Portfolio have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative Portfolio and Income Portfolio have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Portfolios' Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended January 31, 1998, CDSCs paid to SB were approximately:

Portfolio                                             Class A  Class B   Class C
--------------------------------------------------------------------------------

High Growth                                                --  $260,000  $11,000
Growth                                                     --   404,000   11,000
Balanced                                               $1,000   194,000    5,000
Conservative                                               --    41,000       --
Income                                                     --    32,000    1,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the High Growth Portfolio, Growth Portfolio and Balanced Portfolio each pays a distribution fee with respect to their Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative Portfolio and Income Portfolio each pays a distribution fee with respect to their Class B and C shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

--------------------------------------------------------------------------------

For the year ended January 31, 1998, total Distribution Plan fees were as follows:

Portfolio                                          Class A    Class B    Class C
--------------------------------------------------------------------------------
High Growth                                       $531,389  $1,892,285  $239,000
Growth                                             560,372   2,815,048   374,895
Balanced                                           331,374   1,569,471   243,810
Conservative                                       102,331     292,108    33,250
Income                                              58,968     163,187    19,300
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SB.

3. Investments

During the year ended January 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                               Purchases       Sales
--------------------------------------------------------------------------------
High Growth                                           $351,892,545  $166,735,305
Growth                                                 460,387,015   225,996,903
Balanced                                               234,551,630    72,671,936
Conservative                                            64,133,346    23,322,656
Income                                                  34,181,537    13,303,176
--------------------------------------------------------------------------------

At January 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
Portfolio                             Appreciation  Depreciation    Appreciation
--------------------------------------------------------------------------------
High Growth                            $29,286,884  $(3,752,454)     $25,534,430
Growth                                  38,673,891   (5,037,449)      33,636,442
Balanced                                13,603,312   (5,309,548)       8,293,764
Conservative                             2,894,557   (1,780,540)       1,114,017
Income                                   1,439,700     (326,121)       1,113,579
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At January 31, 1998, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

--------------------------------------------------------------------------------

At January 31, 1998, total paid-in capital amounted to the following for each class:

Portfolio                      Class A        Class B      Class C      Class Z
--------------------------------------------------------------------------------

High Growth                  $243,265,019  $215,428,761  $25,901,255  $3,097,085
Growth                        262,167,411   319,414,664   39,479,732   2,952,098
Balanced                      158,857,969   183,748,228   25,651,859   2,962,740
Conservative                   49,520,525    47,065,851    5,168,399     639,374
Income                         28,829,355    25,832,061    3,482,595     693,553
--------------------------------------------------------------------------------

Transactions in shares of each class within each Portfolio were as follows:

                                    Year Ended January 31, 1998      Period Ended January 31, 1997+
                                    ---------------------------      ------------------------------
                                      Shares           Amount          Shares          Amount
===================================================================================================
High Growth Portfolio:
Class A
    Shares sold                     10,010,305      $128,519,682     13,124,757     $154,592,156
    Shares issued on reinvestment      674,466         8,707,357        224,774        2,687,404
    Shares redeemed                 (3,113,531)      (40,195,802)      (937,223)     (11,121,654)
------------------------------------------------------------------------------------------------
    Net Increase                     7,571,240      $ 97,031,237     12,412,308     $146,157,906
================================================================================================
Class B
    Shares sold                      8,083,651      $103,764,047     11,836,415     $138,836,232
    Shares issued on reinvestment      496,177         6,400,681         97,776        1,166,635
    Shares redeemed                 (2,190,222)      (28,152,547)      (556,322)      (6,564,813)
------------------------------------------------------------------------------------------------
    Net Increase                     6,389,606      $ 82,012,181     11,377,869     $133,438,054
================================================================================================
Class C
    Shares sold                        967,197      $ 12,449,955      1,654,072     $ 19,404,342
    Shares issued on reinvestment       60,158           776,640         13,489          160,947
    Shares redeemed                   (435,887)       (5,582,392)      (110,317)      (1,305,526)
------------------------------------------------------------------------------------------------
    Net Increase                       591,468      $  7,644,203      1,557,244     $ 18,259,763
================================================================================================
Class Y*
    Shares sold                             --                --            284     $      3,447
    Shares issued on reinvestment           --                --             --               --
    Shares redeemed                         --                --           (284)          (3,447)
------------------------------------------------------------------------------------------------
    Net Increase                            --                --             --     $        --
================================================================================================
Class Z**
    Shares sold                        230,648      $  3,053,994            340     $      4,193
    Shares issued on reinvestment        7,908           102,090             --               --
    Shares redeemed                     (4,701)          (63,044)            --               --
------------------------------------------------------------------------------------------------
    Net Increase                       233,855      $  3,093,040            340     $      4,193
================================================================================================

+     For the period from February 5, 1996 (inception date) to January 31, 1997.
* For Class Y shares, transactions are for the period from January 13, 1997 (inception date) to January 15, 1997.
** For the period ended January 31, 1997, Class Z shares' transactions are for the period from January 17, 1997 (inception date) to January 31, 1997.

--------------------------------------------------------------------------------

                                   Year Ended January 31, 1998     Period Ended January 31, 1997+
                                   ---------------------------     ------------------------------
                                     Shares           Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
    Shares sold                    10,133,515      $130,849,284     13,495,334     $158,086,985
    Shares issued on reinvestment   1,205,901        15,556,116        325,034        3,912,736
    Shares redeemed                (2,864,046)      (37,262,268)      (750,670)      (8,948,320)
-----------------------------------------------------------------------------------------------
    Net Increase                    8,475,370      $109,143,132     13,069,698     $153,051,401
===============================================================================================
Class B
    Shares sold                    10,828,351      $139,348,855     17,577,354     $205,297,381
    Shares issued on reinvestment   1,263,705        16,327,065        304,841        3,665,936
    Shares redeemed                (2,826,910)      (36,586,917)      (727,849)      (8,603,603)
-----------------------------------------------------------------------------------------------
    Net Increase                    9,265,146      $119,089,003     17,154,346     $200,359,714
===============================================================================================
Class C
    Shares sold                     1,167,870      $ 15,084,743      2,610,438     $ 30,432,078
    Shares issued on reinvestment     155,822         2,013,222         45,684          549,394
    Shares redeemed                  (555,673)       (7,192,671)      (118,648)      (1,402,502)
-----------------------------------------------------------------------------------------------
    Net Increase                      768,019        $9,905,294      2,537,474     $ 29,578,970
===============================================================================================
Class Z*
    Shares sold                       218,816      $  2,890,642            488     $      5,979
    Shares issued on reinvestment      12,339           159,049             --               --
    Shares redeemed                    (7,700)         (103,417)            --               --
-----------------------------------------------------------------------------------------------
    Net Increase                      223,455      $  2,946,274            488     $      5,979
===============================================================================================
Balanced Portfolio:
Class A
    Shares sold                     7,062,248      $ 89,012,976      7,749,149      $89,908,388
    Shares issued on reinvestment     812,798        10,223,473        175,557        2,069,938
    Shares redeemed                (2,144,347)      (27,210,876)      (434,645)      (5,130,613)
-----------------------------------------------------------------------------------------------
    Net Increase                    5,730,699      $ 72,025,573      7,490,061     $ 86,847,713
===============================================================================================
Class B
    Shares sold                     7,134,949      $ 89,763,171      9,437,519     $109,225,248
    Shares issued on reinvestment     834,347        10,489,664        180,806        2,129,887
    Shares redeemed                (1,826,017)      (23,166,035)      (397,658)      (4,675,573)
-----------------------------------------------------------------------------------------------
    Net Increase                    6,143,279      $ 77,086,800      9,220,667     $106,679,562
===============================================================================================
Class C
    Shares sold                       776,967      $  9,788,923      1,709,183     $ 19,739,648
    Shares issued on reinvestment     114,791         1,442,518         29,105          342,408
    Shares redeemed                  (358,733)       (4,560,118)       (92,877)      (1,098,705)
-----------------------------------------------------------------------------------------------
    Net Increase                      533,025      $  6,671,323      1,645,411     $ 18,983,351
===============================================================================================
Class Z*
    Shares sold                       230,880      $  2,958,677            211     $      2,556
    Shares issued on reinvestment      10,474           132,091             --               --
    Shares redeemed                   (10,188)         (130,447)            --               --
-----------------------------------------------------------------------------------------------
    Net Increase                      231,166      $  2,960,321            211     $      2,556
===============================================================================================

+     For the period from February 5, 1996 (inception date) to January 31, 1997.
* For the period ended January 31, 1997, Class Z shares' transactions are for the period from January 17, 1997 (inception date) to January 31, 1997.

--------------------------------------------------------------------------------

                                                              Year Ended January 31, 1998    Period Ended January 31, 1997+
                                                                 Shares           Amount          Shares          Amount
---------------------------------------------------------------------------------------------------------------------------
Conservative Portfolio:
Class A
    Shares sold                                                2,101,072       $25,731,997      2,705,133     $ 31,087,958
    Shares issued on reinvestment                                317,020         3,840,702         70,128          813,639
    Shares redeemed                                             (771,353)       (9,452,258)      (213,394)      (2,497,676)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                               1,646,739       $20,120,441      2,561,867     $ 29,403,921
==========================================================================================================================
Class B
    Shares sold                                                1,817,304       $22,221,744      2,565,271     $ 29,522,662
    Shares issued on reinvestment                                279,308         3,380,940         55,499          643,899
    Shares redeemed                                             (480,509)       (5,906,489)      (240,377)      (2,793,254)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                               1,616,103       $19,696,195      2,380,393     $ 27,373,307
==========================================================================================================================
Class C
    Shares sold                                                  171,125       $ 2,100,179        389,145     $  4,483,964
    Shares issued on reinvestment                                 31,837           385,261          7,781           90,242
    Shares redeemed                                             (107,293)       (1,313,296)       (49,584)        (577,506)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                  95,669       $ 1,172,144        347,342     $  3,996,700
==========================================================================================================================
Class Z*
    Shares sold                                                   70,965       $   874,228             89     $      1,053
    Shares issued on reinvestment                                  3,420            41,577             --               --
    Shares redeemed                                              (22,043)         (277,453)            --               --
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                  52,342       $   638,352             89     $      1,053
==========================================================================================================================
Income Portfolio:
Class A
    Shares sold                                                1,518,353       $17,876,653      1,686,791     $ 19,048,638
    Shares issued on reinvestment                                179,710         2,105,847         46,330          526,416
    Shares redeemed                                             (727,648)       (8,590,070)      (187,430)      (2,135,737)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                 970,415       $11,392,430      1,545,691     $ 17,439,317
==========================================================================================================================
Class B
    Shares sold                                                1,016,644       $11,985,471      1,777,131     $ 20,069,722
    Shares issued on reinvestment                                138,552         1,623,669         39,677          450,386
    Shares redeemed                                             (440,392)       (5,187,806)      (272,729)      (3,107,175)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                 714,804       $ 8,421,334      1,544,079     $ 17,412,933
==========================================================================================================================
Class C
    Shares sold                                                  161,208       $ 1,904,319        205,441     $  2,315,807
    Shares issued on reinvestment                                 15,043           176,293          4,366           49,510
    Shares redeemed                                              (56,114)         (660,859)       (26,502)        (302,195)
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                 120,137       $ 1,419,753        183,305     $  2,063,122
==========================================================================================================================
Class Z*
    Shares sold                                                   68,905       $   816,265             38     $        434
    Shares issued on reinvestment                                  3,572            42,003             --               --
    Shares redeemed                                              (13,734)         (165,113)            --               --
--------------------------------------------------------------------------------------------------------------------------
    Net Increase                                                  58,743       $   693,155             38     $        434
==========================================================================================================================

+     For the period from February 5, 1996 (inception date) to January 31, 1997.
* For the period ended January 31, 1997, Class Z shares' transactions are for the period from January 17, 1997 (inception date) to January 31, 1997.

Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the year:

                                          Class A Shares         Class B Shares
                                      -------------------     -------------------
HIGH GROWTH PORTFOLIO                    1998     1997(1)        1998     1997(1)
=================================================================================
Net Asset Value, Beginning of Year    $  12.41   $  11.40     $  12.41   $  11.40
---------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)              0.11       0.20         0.03       0.08
    Net realized and unrealized gain      0.91       1.05         0.89       1.04
---------------------------------------------------------------------------------
Total Income From Operations              1.02       1.25         0.92       1.12
---------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                (0.13)     (0.20)       (0.05)     (0.07)
    Net realized gains                   (0.33)     (0.04)       (0.33)     (0.04)
---------------------------------------------------------------------------------
Total Distributions                      (0.46)     (0.24)       (0.38)     (0.11)
---------------------------------------------------------------------------------
Net Asset Value, End of Year          $  12.97   $  12.41     $  12.95   $  12.41
---------------------------------------------------------------------------------
Total Return                              8.25%     11.04%++      7.44%      9.91%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $259,212   $154,069     $230,142   $141,241
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                              0.60%      0.60%+       1.35%      1.35%+
    Net investment income                 1.00       2.79+        0.25       2.04+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                    39%          0%          39%         0%
---------------------------------------------------------------------------------

                                          Class C Shares         Class Z Shares
                                      -------------------     -------------------
                                         1998     1997(1)      1998(3)    1997(4)
=================================================================================
Net Asset Value, Beginning of Year    $  12.42   $  11.40     $  12.41   $  12.24
---------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)              0.03       0.08         0.17       0.01
    Net realized and unrealized gain      0.89       1.05         0.89       0.16
---------------------------------------------------------------------------------
Total Income From Operations              0.92       1.13         1.06       0.17
---------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                (0.05)     (0.07)       (0.17)        --
    Net realized gains                   (0.33)     (0.04)       (0.33)        --
---------------------------------------------------------------------------------
Total Distributions                      (0.38)     (0.11)       (0.50)        --
---------------------------------------------------------------------------------
Net Asset Value, End of Year          $  12.96   $  12.42     $  12.97   $  12.41
---------------------------------------------------------------------------------
Total Return                              7.44%     10.00%++      8.58%      1.39%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $ 27,845   $ 19,340     $  3,037        $4
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                              1.35%      1.35%+       0.35%      0.35%+
    Net investment income                 0.25       2.04+        1.25       3.33*
---------------------------------------------------------------------------------
Portfolio Turnover Rate                     39%         0%          39%         0%
=================================================================================

(1)   For the period from February 5, 1996 (inception date) to January 31, 1997.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from January 17, 1997 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Not annualized.

--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the year:

                                         Class A Shares          Class B Shares
                                      -------------------     -------------------
GROWTH PORTFOLIO                         1998     1997(1)        1998     1997(1)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $  12.32   $  11.40     $  12.33   $  11.40
---------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)              0.31       0.33         0.22       0.23
    Net realized and unrealized gain      1.14       0.92         1.12       0.94
---------------------------------------------------------------------------------
Total Income From Operations              1.45       1.25         1.34       1.17
---------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                (0.32)     (0.31)       (0.21)     (0.22)
    Net realized gains                   (0.46)     (0.02)       (0.46)     (0.02)
---------------------------------------------------------------------------------
Total Distributions                      (0.78)     (0.33)       (0.67)     (0.24)
---------------------------------------------------------------------------------
Net Asset Value, End of Year          $  12.99   $  12.32     $  13.00   $  12.33
Total Return                             11.82%     11.08%++     10.93%     10.32%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $279,842   $161,026     $343,474   $211,434
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                              0.60%      0.60%+       1.35%      1.35%+
    Net investment income                 2.77       4.79+        1.96       4.04+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                     41%         0%          41%         0%
=================================================================================

                                         Class C Shares          Class Z Shares
                                      -------------------     -------------------
                                         1998     1997(1)      1998(3)    1997(4)
=================================================================================
Net Asset Value, Beginning of Year    $  12.33   $  11.40     $  12.32   $  12.18
---------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)              0.22       0.24         0.73       0.02
    Net realized and unrealized gain      1.12       0.93         0.75       0.12
---------------------------------------------------------------------------------
Total Income From Operations              1.34       1.17         1.48       0.14
---------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                (0.21)     (0.22)       (0.35)        --
    Net realized gains                   (0.46)     (0.02)       (0.46)        --
---------------------------------------------------------------------------------
Total Distributions                      (0.67)     (0.24)       (0.81)        --
---------------------------------------------------------------------------------
Net Asset Value, End of Year          $  13.00   $  12.33     $  12.99   $  12.32
---------------------------------------------------------------------------------
Total Return                             10.92%     10.32%++     12.08%      1.15%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $ 42,983   $ 31,279     $  2,908   $      6
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                              1.35%      1.35%+       0.35%      0.35%+
    Net investment income                 1.81       4.04+        5.24       5.30*
---------------------------------------------------------------------------------
Portfolio Turnover Rate                     41%         0%          41%         0%
=================================================================================

(1)   For the period from February 5, 1996 (inception date) to January 31, 1997.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from January 17, 1997 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Not annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the year:

                                            Class A Shares                Class B Shares
                                       ----------------------       -----------------------
BALANCED PORTFOLIO                        1998        1997(1)          1998         1997(1)
===========================================================================================
Net Asset Value, Beginning of Year     $  12.14       $ 11.40       $  12.14       $  11.40
-------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)               0.58          0.45           0.48           0.37
    Net realized and unrealized gain       0.80          0.74           0.80           0.74
-------------------------------------------------------------------------------------------
Total Income From Operations               1.38          1.19           1.28           1.11
-------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                 (0.54)        (0.45)         (0.45)         (0.37)
    Net realized gains                    (0.36)           --          (0.36)            --
-------------------------------------------------------------------------------------------
Total Distributions                       (0.90)        (0.45)         (0.81)         (0.37)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $  12.62       $ 12.14       $  12.61       $  12.14
-------------------------------------------------------------------------------------------
Total Return                              11.59%        10.64%++       10.67%          9.90%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)        $166,806       $90,938       $193,791       $111,918
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                               0.60%         0.60%+         1.35%          1.35%+
    Net investment income                  4.79          4.88+          3.96           4.14+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      23%            0%            23%             0%
===========================================================================================

                                            Class C Shares                Class Z Shares
                                       ----------------------       -----------------------
                                          1998        1997(1)        1998(3)        1997(4)
===========================================================================================
Net Asset Value, Beginning of Year     $  12.14       $ 11.40       $  12.13       $  12.10
-------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)               0.46          0.37           1.11           0.00
    Net realized and unrealized gain       0.82          0.74           0.30           0.03
-------------------------------------------------------------------------------------------
Total Income From Operations               1.28          1.11           1.41           0.03
-------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                 (0.45)        (0.37)         (0.57)            --
    Net realized gains                    (0.36)           --          (0.36)            --
-------------------------------------------------------------------------------------------
Total Distributions                       (0.81)        (0.37)         (0.93)            --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $  12.61       $ 12.14       $  12.61       $  12.13
-------------------------------------------------------------------------------------------
Total Return                              10.67%         9.90%++       11.82%          0.25%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)        $ 27,473       $19,968       $  2,919       $      2
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                               1.35%         1.35%+         0.35%          0.35%+
    Net investment income                  3.69          4.14+          8.31           5.39*
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      23%            0%            23%             0%
===========================================================================================

(1)   For the period from February 5, 1996 (inception date) to January 31, 1997.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4) For the period from January 17, 1997 (inception date) to January 31, 1997. Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Not annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the year:

                                        Class A Shares        Class B Shares
                                      -----------------     -----------------
CONSERVATIVE PORTFOLIO                  1998    1997(1)       1998    1997(1)
================================================================================
Net Asset Value, Beginning of Year    $ 11.90   $ 11.46     $ 11.89   $ 11.46
--------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)             0.73      0.53        0.66      0.48
    Net realized and unrealized gain     0.63      0.43        0.64      0.42
--------------------------------------------------------------------------------
Total Income From Operations             1.36      0.96        1.30      0.90
--------------------------------------------------------------------------------
Less Distributions From:
    Net investment income               (0.69)    (0.52)      (0.63)    (0.47)
    Net realized gains                  (0.40)       --       (0.40)       --
--------------------------------------------------------------------------------
Total Distributions                     (1.09)    (0.52)      (1.03)    (0.47)
--------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.17   $ 11.90     $ 12.16   $ 11.89
--------------------------------------------------------------------------------
Total Return                            11.70%     8.57%++    11.21%     8.03%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $51,233   $30,478     $48,584   $28,297
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                             0.60%     0.60%+      1.10%     1.10%+
    Net investment income                6.17      5.66+       5.67      5.16+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    28%       0%          28%        0%
================================================================================

                                        Class C Shares        Class Z Shares
                                      -----------------     -----------------
                                        1998    1997(1)     1998(3)   1997(4)
================================================================================
Net Asset Value, Beginning of Year    $ 11.89   $ 11.46     $ 11.90   $ 11.89
--------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)             0.69      0.48        0.84      0.01
    Net realized and unrealized gain     0.62      0.42        0.56        --
--------------------------------------------------------------------------------
Total Income From Operations             1.31      0.90        1.40      0.01
--------------------------------------------------------------------------------
Less Distributions From:
    Net investment income               (0.64)    (0.47)      (0.73)       --
    Net realized gains                  (0.40)       --       (0.40)       --
--------------------------------------------------------------------------------
Total Distributions                     (1.04)    (0.47)      (1.13)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.16   $ 11.89     $ 12.17   $ 11.90
--------------------------------------------------------------------------------
Total Return                            11.25%     8.08%++    12.09%     0.08%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000's)       $ 5,386   $ 4,129        $638        $1
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                             1.05%     1.05%+      0.35%     0.35%+
    Net investment income                5.72      5.21+       6.42      6.15*
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    28%        0%         28%        0%
================================================================================

(1)   For the period from February 5, 1996 (inception date) to January 31, 1997.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from January 17, 1997 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Not annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the year:

                                                  Class A Shares              Class B Shares
                                              ---------------------       ---------------------
INCOME PORTFOLIO                                1998        1997(1)         1998        1997(1)
===============================================================================================
Net Asset Value, Beginning of Year            $ 11.53       $ 11.46       $ 11.53       $ 11.46
-----------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                     0.76          0.63          0.70          0.58
    Net realized and unrealized gain             0.52          0.07          0.52          0.07
-----------------------------------------------------------------------------------------------
Total Income From Operations                     1.28          0.70          1.22          0.65
-----------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       (0.77)        (0.63)        (0.70)        (0.58)
    Net realized gains                          (0.29)           --         (0.29)           --
-----------------------------------------------------------------------------------------------
Total Distributions                             (1.06)        (0.63)        (0.99)        (0.58)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 11.75       $ 11.53       $ 11.76       $ 11.53
-----------------------------------------------------------------------------------------------
Total Return                                    11.44%         6.39%++      10.93%         5.89%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)               $29,574       $17,817       $26,563       $17,800
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                     0.60%         0.60%+        1.10%         1.10%+
    Net investment income                        6.62          6.32+         6.12          5.82+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            28%            0%           28%            0%
===============================================================================================

                                                  Class C Shares              Class Z Shares
                                                1998        1997(1)       1998(3)       1997(4)
===============================================================================================
Net Asset Value, Beginning of Year            $ 11.53       $ 11.46       $ 11.53       $ 11.55
-----------------------------------------------------------------------------------------------
Income From Operations:
    Net investment income(2)                     0.71          0.59          0.84          0.07
    Net realized and unrealized gain (loss)      0.52          0.07          0.49         (0.03)
-----------------------------------------------------------------------------------------------
Total Income From Operations                     1.23          0.66          1.33          0.04
-----------------------------------------------------------------------------------------------
Less Distributions From:
    Net investment income                       (0.71)        (0.59)        (0.82)        (0.06)
    Net realized gains                          (0.29)           --         (0.29)           --
-----------------------------------------------------------------------------------------------
Total Distributions                             (1.00)        (0.59)        (1.11)        (0.06)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 11.76       $ 11.53       $ 11.75       $ 11.53
-----------------------------------------------------------------------------------------------
Total Return                                    10.98%         5.94%++      11.88%         0.35%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)               $ 3,568       $ 2,113       $   691       $   0.2
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses                                     1.05%         1.05%+        0.35%         0.35%+
    Net investment income                        6.17          5.87+         6.85          6.86*
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            28%            0%           28%            0%
===============================================================================================

(1)   For the period from February 5, 1996 (inception date) to January 31, 1997.
(2) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from January 17, 1997 (inception date) to January 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.
*     Not annualized.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Smith Barney Concert Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 1998, the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and for the period from February 5, 1996 (commencement of operations) to January 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of Smith Barney Concert Allocation Series Inc. as of January 31, 1998, and the results of their operations for the year then ended, and changes in their net assets and financial highlights for the year then ended and for the period from February 5, 1996 to January 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/ KPMG Peat Marwick LLP

New York, New York
March 16, 1998

Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1998:

    o Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:
        High Growth Portfolio .....................................   9.35%
        Growth Portfolio ..........................................   8.37
        Balanced Portfolio ........................................  15.19
        Conservative Portfolio ....................................   7.22
        Income Portfolio ..........................................   4.34

    o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long term capital gain transactions. As a result, the Fund designates:

        o Total long term capital gain distributions paid of:

                                       Total    28% rate gains  20% rate gains
                                       -----    --------------  --------------
           High Growth Portfolio   $ 8,395,820   $ 6,595,756      $1,800,064
           Growth Portfolio         14,423,506    11,567,652       2,855,854
           Balanced Portfolio        7,395,781     5,273,931       2,121,850
           Conservative Portfolio    2,271,813     1,630,253         641,560
           Income Portfolio          1,031,791       916,147         115,644

The following percentages of ordinary dividends paid are derived from Federal obligations and may be exempt from taxation at the state level:

      Growth Portfolio ............................................   4.73%
      Balanced Portfolio ..........................................  11.76
      Conservative Portfolio ......................................  12.12
      Income Portfolio ............................................  22.36

DIRECTORS
Walter E. Auch
Martin Brody
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman

OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Thomas B. Stiles II
Vice President and
Investment Officer

R. Jay Gerken
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Mutual Management Corp.


DISTRIBUTORS
Smith Barney Inc.
PFS Distributors, Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER SERVICING AGENT
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


SMITH BARNEY CONCERT ALLOCATION
SERIES INC.
388 Greenwich Street
New York, New York 10013


www.smithbarney.com

This report is submitted for the general information of the shareholders of Smith Barney Concert Allocation Series Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY
------------

A Member of TravelersGroup[LOGO]

               Member NASD, SIPC
      (C) 1996 Smith Barney Inc.
                    FD01278 3/98